EXHIBIT 10.9

              THIS LEASE dated as of the 15th day of September, 1998

BETWEEN:

               WARDEN-McPHERSON DEVELOPMENTS LTD.
               ---------------------------------

               (hereinafter called "Landlord")

                                                              OF THE FIRST PART;

                                    - and -

               THE SURFACE MOUNT TECHNOLOGY CENTRE INC.
               ----------------------------------------

               (hereinafter called "Tenant")

                                                             OF THE SECOND PART;

                                   ARTICLE I
                                   ---------

1.00 - LEASE SUMMARY
       -------------

1.01   Lease Summary
       -------------

       The following is a summary of some of the basic terms of this Lease. For details of the terms referred to below, recourse should be had to the balance of this Lease. This Section 1.01 is for convenience and if a conflict occurs between the provisions of this Section 1.01 and any other provisions of this Lease, the other provisions of this Lease shall govern.


       (a)   Premises:        A free standing building and adjacent lands
             --------
                              described as the Lands and Building and
                              municipally known as 625-635 Hood Road, Markham,
                              Ontario.

       (b)   Term:            Five (5) Years and Five (5) Months
             ----

       (c)   Commencement:    The earlier of December 1st, 1998, or the date
             ------------
                              upon which the Tenant first uses that part of the Premises, which are described as 625 Hood Road, Markham, Ontario.

        (d)  Expiry Date:     April 30th, 2004
             -----------

        (e)  Basic Rent:      The Basic Rent payable for those premises known
             ----------
                              municipally as 635 Hood Road, Markham, shall be the annual sum of THREE HUNDRED AND SIX

                              THOUSAND SEVEN HUNDRED AND SIX DOLLARS AND TWENTY-FIVE CENTS ($306,706.25) payable at the rate of SIX DOLLARS AND TWENTY-FIVE CENTS ($6.25) per square foot based upon the area of the Premises being FORTY-NINE THOUSAND AND SEVENTY-THREE (49,073) Square Feet, payable in equal monthly installments of TWENTY-FIVE THOUSAND FIVE HUNDRED AND FIFTY-EIGHT DOLLARS AND EIGHTY-FIVE CENTS ($25,558.85).

                              The Basic Rent payable for those premises known municipally as 625 Hood Road, Markham, shall be the annual sum of ONE HUNDRED AND EIGHTY-THREE THOUSAND TWO HUNDRED AND SIXTY-ONE DOLLARS ($183,261.00) payable at the rate of SIX DOLLARS AND FIFTY CENTS ($6.50) per square foot based upon the area of the Premises being TWENTY-EIGHT THOUSAND ONE HUNDRED AND NINETY-FOUR (28,194) Square Feet, payable in equal monthly installments of FIFTEEN THOUSAND TWO HUNDRED AND SEVENTY-ONE DOLLARS AND SEVENTY-FIVE CENTS ($15,271.75).

     (f)  Option to Renew:    The Tenant shall have one (1) option to renew for
          ---------------
                              a further period of Five (5) Years for the entire
                              Premises at the rate of SIX DOLLARS AND FIFTY
                              CENTS ($6.50) per square foot.

     (g)  Use of Premises:    Light Electronic Manufacturing, Warehousing,
          ---------------
                              Offices, together with such other uses permitted by the applicable building by-laws of the Town of Markham and the Landlord, such permission of the Landlord not to be unreasonably withheld.

     (h)  Prepaid Rent:       The Landlord acknowledges the receipt of the sum
          ------------
                              of THIRTY THOUSAND FIVE HUNDRED AND FORTY-THREE
                              DOLLARS AND FIFTY CENTS ($30,543.50) to be applied on account of the Basic Rent due for the first Two
                              (2) months of the Term of the Lease following the expiry of the One (1) Month rent-free period, which relates to only that part of the Premises known municipally as 625 Hood Road, Markham,
                              Ontario.

                                   ARTICLE II
                                   ----------

2.00 - DEFINITIONS
       -----------

2.01   Definitions
       -----------

       Where used in this Lease, the following words or phrases shall have the meanings set forth in the balance of this Article.

2.02 "Actual Floor Area" shall mean the actual floor area of the Premises as same shall be determined by the Landlord's architect, engineer or surveyor as soon as the demising walls separating the Premises from other areas of the Building are completed.

2.03   "Additional Rent" shall have the meaning ascribed to it in Section 5.03.

2.04 "Building" means the building located on the Lands and forming part of the Premises.

2.05   "Building Operating Costs" means the costs referred to in Section 5.03.

2.06   "Commencement Date" shall have the meaning ascribed to it in Section
       1.01(c).

2.07   "Environmental Audit" shall have the meaning ascribed to it in Section
       19.06.

2.08 "Goods and Services Tax" means any and all goods and services taxes, sales taxes, value added taxes, business transfer taxes or any other taxes imposed on the Landlord with respect to:

       (a)  the Basic Rent payable by the Tenant to the Landlord; or

       (b) Additional Rent payable by the Tenant to the Landlord or payable by the Tenant directly as set out in this Lease; or

       (c) all other amounts which are payable by the Tenant as set out in this Lease; pursuant to the Excise Tax Act or any subsequent legislation,
                                   --------------
            whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax or otherwise.

2.09 "Lands" means the lands more particularly described in Schedule "A" hereto.

2.10 "Laws" means all statutes, regulations, bylaws, orders, rules, requirements, directions of all federal, provincial, municipal and other governmental authority having jurisdiction.

2.11   "Lease" means this Lease including all of the schedules attached hereto.

2.12 "Offer to Lease" means that certain Offer to Lease with respect to Premises known municipally as 625 Hood Road, Markham, made between the Landlord and the Tenant and executed by the Parties on September 3rd, 1998, which is attached hereto as Schedule "F".

2.13  "Option to Purchase" shall having the meaning ascribed to it in Schedule
      "D".

2.14  "Option to Renew" shall have the meaning ascribed to it in Schedule "C".

2.15 "Realty Taxes" means all taxes, rates, duties, levies, fees, charges, local improvement rates, imposed charges, levies and assessments whatever (including school taxes, water and sewer taxes, extraordinary and special assessments and all rates, charges, excise levies, whether or not of the foregoing nature), and whether municipal, provincial, federal or otherwise, which may be levied, confirmed, imposed, assessed, charged, rated against the Lands and Buildings or any part thereof, and any fixtures, equipment or improvements therein, or against Landlord in respect of any of the same or in respect of any rental or other compensation receivable by Landlord in respect of the same, including any commercial concentration levy or any tax or duty imposed upon Landlord which is measured by or based in whole or in part directly upon the _______ payable under this Lease whether existing at the date hereof or hereafter imposed by any governmental authority including, without limitation, value added tax, goods or services tax, business transfer tax, retail sales tax, federal sales tax, excise taxes or _______ or any tax similar to the foregoing, but not including taxes which are based on ______ Landlord's profits which are of the nature of a corporate or personal income tax liability imposed on the landlord.

2.16  "Rent" shall have the meaning ascribed to it in Section 5.01 hereof.

2.17  "Rental Year" means a period of twelve (12) consecutive calendar months.

2.18  "Term" shall have the meaning ascribed to it in Section 4.02.

                                  ARTICLE III
                                  -----------

3.00 - INTENT OF LEASE
       ---------------

3.01   Net Lease
       ---------

       Save and except where provided to the contrary in this Lease, this Lease shall be to the Landlord and the Landlord shall not be responsible for any expense __ obligations of any kind whatsoever other than those obligations and expenses which are the responsibility of the Landlord hereunder.

                                   ARTICLE IV
                                   ----------

4.00 - LEASE OF PREMISES
       -----------------

4.01   Premises
       --------

       Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, subject to the provisions of this Lease Agreement and subject to the terms of the Offer to Lease. In the event that a conflict arises between the provisions of this Lease and the Offer to Lease, then the Offer to Lease shall govern.

4.02   Term
       ----

       The Term of the Lease shall be for the period described as the Term in
       Section 1.01(b) hereof, commencing on the Commencement Date and to be fully completed and ended on the date described as the Expiry Date in
       Section 1.01(d) hereof. Upon the commencement of the Term, the prior agreement entered into between the Landlord and Tenant with respect to that part of the Premises described as 635 Hood Road shall be deemed to be terminated and the within Agreement shall govern the relationship of the parties throughout the Term for the Premises; provided that the prior agreement will continue to apply to matters occurring in respect of 635 Hood Road up to the commencement of the Term but not thereafter.

4.03   Quiet Enjoyment
       ---------------

       Subject to all of the terms of this Lease and subject to Tenant's paying all Rent and performing all material obligations whatsoever as and when the same are due to be paid and performed by Tenant, Tenant may peaceably possess and enjoy the Premises for the Term without interruption by Landlord or any person claiming by, from or under Landlord.

4.04 The Landlord shall pay all Realty Taxes and other costs and charges levied against the Premises and the Building in respect to which the Tenant has reimbursed the Landlord.

                                   ARTICLE V
                                   ---------

5.00 - RENT
       ----

5.01   Tenant to Pay
       -------------

       Tenant shall pay in lawful money of Canada at par at such address as shall be designated from time to time by Landlord, Basic Rent and Additional Rent (all of which are collectively herein sometimes referred to as "Rent") as herein provided without any deduction, set-off or abatement whatsoever, Tenant hereby agreeing to waive any rights it may have pursuant to the provisions of Section 35 of the Landlord and Tenant Act R.S.O.

       1980 or any other statutory provision to the same or similar effect and any other rights it may have at law to set-off.

5.02   Basic Rent
       ----------

       Commencing on the Commencement Date, Tenant shall pay to Landlord a fixed minimum annual rent ("Basic Rent") in the amount described as Basic Rent in Section 1.01(e) hereof, to be paid in equal monthly installments in advance on the first day of each month during the Term.

       In the event that the Actual Floor Area is different from the Floor Area set out in 1.01(a) and the Basic Rent is determined at a rate per square foot of Actual Floor Area, the Basic Rent shall be adjusted accordingly, based on the rental rate per square foot set out in 1.01(e).

       If the first day upon which Rent is payable is other than the first day of a calendar month, the Tenant shall pay upon such date Rent from such date to the end of such month calculated at a daily rate of 1/365th of the annual Rent.

       The parties agree that with respect to the Premises known municipally as 625 Hood Road, Markham, that there shall be no Basic Rent payable by the Tenant for the first Thirty (30) days of occupancy, and that Basic Rent for these Premises in the amount of FIFTEEN THOUSAND TWO HUNDRED AND SEVENTY-ONE DOLLARS AND SEVENTY-FIVE CENTS ($15,271.75) shall not be paid by the Tenant for the said Thirty (30) day period provided however that the Tenant shall be responsible for the payment of all Additional Rent from the Commencement Date forward.

5.03   Additional Rent.
       ---------------

       In addition to Basic Rent, Tenant shall pay to Landlord (i) all Additional Rent and other amounts as and when the same shall be due and payable pursuant to the provisions of this Lease all of which shall be deemed to accrue on a per diem basis; and (ii) all other amounts as and when the same shall be due and payable pursuant to any agreement related to the Premises, between Landlord and Tenant, all as such out in said separate agreement entered into between the Landlord and Tenant; all of such amounts whether originally payable pursuant to this Lease or otherwise, being herein sometimes referred to as "Additional Rent" and "Building Operating Costs".

5.04   Deemed Rent and Allocation
       --------------------------

       If Tenant defaults in payment of any Rent (whether to Landlord or otherwise) as and when the same is due and payable hereunder, Landlord shall have the same rights and remedies against Tenant (including rights of distress) upon such default as if such sum or sums were rent in arrears under this Lease. All Rent shall, as between the parties hereto, be deemed to be rent due on the date upon which such sum or sums were originally payable pursuant to this Lease and shall be paid in accordance with this Lease without any deduction, abatement or set-off whatsoever.

       No payment by Tenant or acceptance of payment by Landlord of any amount less than the full amount payable to Landlord, and no endorsement, direction or note on any cheque or other written instruction or statement respecting any payment by Tenant shall be deemed to constitute payment in full or an accord and satisfaction of any obligation of Tenant and Landlord may receive any such lesser amount and any such endorsement, direction, note, instruction or statement without prejudice to any of Landlord's other rights under this Lease or at law, whether or not Landlord notifies Tenant of any disagreement with or nonacceptance of any amount paid or any endorsement, direction, note, instruction or statement received.

5.05   Monthly Payments of Additional Rent
       -----------------------------------

       Landlord may from time to time estimate any amount(s) payable by Tenant pursuant to any provisions of this Lease for the then current or the next following Rental Year or, if applicable, any broken portion thereof and may notify Tenant in writing of the estimated amounts thus payable by Tenant. The amounts so estimated shall be payable by Tenant in advance in equal monthly installments over the Rental Year or broken portion thereof, such monthly installments being payable on the same day as the monthly payments of Basic Rent. Landlord may, from time to time, designate or alter the Rental year for which accounts shall be prepared covering the Building Operating Costs. Within Ninety (90) days following the expiration of each fiscal period, Landlord shall furnish to Tenant a statement of the actual expenses it has incurred which are the Tenant's responsibility for such Rental Year and shall make a final determination of the amounts payable by Tenant. If the amount determined to be payable by Tenant as aforesaid shall be greater or less than the payments on account thereof made by Tenant prior to the date of such determination, then the appropriate adjustments will be made and Tenant shall pay any deficiency to Landlord within thirty (30) days after delivery of such statement and final determination and if Tenant is not in default under the terms of the Lease, the amount of any overpayment shall be paid to or credited to the account of Tenant within thirty (30) days after the delivery of such statement.

       Landlord shall provide Tenant with copies of the invoices covering the expenses included in the statement of Building Operating Costs to be furnished annually to the Tenant.

                                   ARTICLE VI
                                   ----------

6.00 - REALTY TAXES
       ------------

6.01   Realty Tax Payable by Tenant
       ----------------------------

       Landlord shall have the right to require Tenant to pay all taxes and rates, municipal, parliamentary or otherwise, including electric and water rates for the normal supply of hot and cold water to the premises, assessed against the demised premises of the Landlord or Tenant on account thereof saving and excepting any business taxes and taxes upon personal property or income of the Tenant, license fees, or other taxes imposed upon the property, business or income of the Tenant. In the event that the Province of Ontario, Town or Markham, or any other relevant governmental authority abolishes or amends the business tax regime and adds the amount of business tax to the realty tax component of the Property of which the demised premises forms a part, then the Tenant shall pay the Landlord the increase in realty or other taxes which are the taxes which substitute for the Tenant's business taxes. To the extent of Realty Taxes received by Landlord from Tenant, Landlord shall pay same to the relevant taxing authority.

       Commencing on the Commencement Date and thereafter at all times throughout the Term, Tenant shall pay to Landlord in monthly installments based on Landlord's estimate of the Realty Taxes for the relevant Lease Year, or to the relevant taxing authority, if so requested by Landlord, not later than the time when they fall due the Realty Taxes, and other taxes, if any, levied, confirmed, imposed, assessed or charged (herein collectively or individually referred to as "charged") against or in respect of the Premises and all furnishings, fixtures, equipment, improvements and alterations in or forming part of the Premises.

6.02   Determination of Tenant's Realty Tax
       ------------------------------------

       Tenant's obligation to pay Realty Taxes and other taxes, if any, charged against the Premises shall be determined on the basis of separate tax bills or assessment notices respecting the Premises, where available. If the relevant taxing authority does not issue a separate tax bill respecting the Premises, then Tenant's obligation in respect of Realty Taxes shall be computed by applying the relevant tax rate to the applicable assessment of the Premises if the Premises have been separately assessed by the relevant assessing authority.

       Tenant shall also pay any increase in Realty Taxes assessed against the Building which may be levied as a result of any improvements made by Tenant to the Premises.

6.03   Tax Bills and Assessment Notices
       --------------------------------

       Tenant shall promptly delivery to Landlord forthwith upon Tenant's receiving the same:

       (a) copies of all assessment notices, tax bills and any other documents received by Tenant related to Realty Taxes.

       (b) receipts for payment of Realty Taxes and business taxes payable by Tenant pursuant hereto.

       On or before the expiry of each calendar year, in the event that the Landlord has requested that Tenant pay its share of Realty Taxes directly to the relevant taxing authority, Tenant shall provide to Landlord evidence satisfactory to Landlord that all Realty Taxes and business taxes payable by Tenant pursuant to the terms hereof up to the expiry of such calendar year, including all penalties and interest resulting from any delay in the payment of Realty Taxes and business taxes, have been duly paid.

6.04   Contest of Realty Taxes
       -----------------------

       Realty Taxes, or the assessments in respect of Realty Taxes which are the subject of any contest by Landlord or Tenant shall nonetheless be paid in accordance with the foregoing provisions hereof, provided, however, that in the event Tenant shall have paid any amount in respect of Realty Taxes in excess of the amount ultimately found payable as a result of the disposition of any such contest, and Landlord receives a refund in respect of the Tenant's share thereof, if Tenant is not in default hereunder the appropriate amount of such refund shall be refunded to Tenant.

       Landlord may contest any Realty Taxes and appeal any assessments related thereto and may withdraw any such contest or appeal or may agree with the relevant authorities on any settlement, compromise or conclusion in respect thereof and Tenant consents to Landlord's so doing. Tenant shall co-operate with Landlord in respect of any such contest and appeal and shall make available to Landlord such information in respect thereof as Landlord requests. Tenant will execute forthwith on request all consents, authorizations or other documents as Landlord requests to give full effect to the foregoing.

       Tenant shall not contest any Realty Taxes or appeal any assessments related thereto without first notifying Landlord in writing.

6.05   Adjustments
       -----------

       Any amounts payable by Tenant on account of Realty Taxes shall be adjusted on a per diem basis in respect of any period not falling wholly within the Term, for which Realty Taxes are payable.

6.06   Goods and Services Taxes
       ------------------------

       The Tenant shall pay to the Landlord an amount equal to the Landlord's liability (pursuant to the applicable legislation) for any and all Goods and Services Taxes, levied, rated, charged or assessed in connection with this Lease, it being the intention of the parties that the Landlord shall be fully reimbursed by the Tenant with respect to the Tenant's liability for any and all Goods and Services Taxes payable by the Landlord. The amount of Goods and Services Taxes so payable by the Tenant shall be calculated by the landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts, to which the Goods and Services Taxes or taxes apply, are payable to the Landlord under the terms of this Lease or upon demand at such other time or times as the Landlord from time to time determines. Despite any other paragraph or clause of this Lease, the amount payable by the Tenant under this paragraph shall be deemed to be a tax and not Rent but the Landlord shall have all of the same remedies for and rights of recovery of such amount as it has for recovery of Rent under this Lease and may require it to be paid in the same manner as Additional Rent for purposes of collection.

                                  ARTICLE VII
                                  -----------

7.00 - OPERATION OF PREMISES
       ---------------------

7.01   Operation of Premises by Tenant
       -------------------------------

       The Tenant at its own expense shall maintain, manage and operate the Premises in the same manner as a reasonable and prudent owner of same would do in a first class and reputable manner befitting the Premises and the age of the Building and in conformity with all Laws and present and future requirements of every governmental or other authority having jurisdiction and shall act diligently and use all proper and reasonable efforts consistent with good business practice.

7.02   Landlord May Perform or Pay
       ---------------------------

       In the event that Tenant fails to pay any cost or expense associated with or arising in connection with its use and operation, maintenance and repair of the Premises and including any and every obligation contained in this Lease or in the event Tenant fails to perform or fulfill any of its obligations hereunder, Landlord may pay or perform the same and shall be entitled to charge all of its costs and expenses together with an administrative charge of twenty (20%) percent in connection therewith to the Tenant as Additional Rent who shall pay them forthwith on demand. Landlord without prejudice and in addition to any other rights shall have the same remedies and may take the same steps for the recovery of all such sums as Landlord may take for the recovery of rent in arrears hereunder.

                                 ARTICLE VIII
                                 -------------

8.00 - USE OF PREMISES
       ---------------

8.01   Use of Premises
       ---------------

       Tenant covenants that it shall not use and shall not cause, suffer or permit the Premises to be used for any purpose other than as described as Use of Premises in Section 1.01(g) hereof without Landlord's prior written consent which may be withheld in Landlord's sole and absolute discretion.

8.02   Conduct of Business
       -------------------

       At all times throughout the Term, Tenant shall continuously, actively and diligently conduct its business in the whole of the Premises in an up-to-date first class and reputable manner.

8.03   Tenant's Fixtures
       -----------------

       Tenant shall install and maintain at all times during the Term in the Premises first-class trade fixtures including furnishings and equipment adequate and appropriate for the business to be conducted on the Premises and of no less a quality or quantity than whatever is usual for such type of business, all of which shall be kept in good order and condition.

       Tenant may not remove any trade fixtures or other contents of the Premises therefrom other than in the ordinary course of business except that, with the prior written consent of Landlord, Tenant may remove such trade fixtures provided that Tenant provides evidence satisfactory to Landlord that it is substituting therefor trade fixtures at least equal in value and function to those being removed.

8.04   Signs
       -----

       The Tenant shall have the right to erect signs on or about the Premises (except on or from the roof) advertising its business, provided that such signs are first approved in writing by the Landlord and such signs shall:

       (a)  comply with all applicable bylaws and regulations;

       (b)  be maintained in good repair by the Tenant and

       (c) not be erected if to do the same would weaken or impair the structural strength of the Building;

       (d)  at Landlord's request be removed on termination of the Lease.

       The Tenant shall upon removal of such signs repair any damage caused by their installation or removal.

8.05   Waste Removal
       -------------

       Tenant shall not allow any refuse, garbage or any loose or objectionable material to accumulate in or about the Premises and will at all times keep the Premises in a clean and neat condition. Tenant shall comply with Landlord's regulations respecting the removal of waste and Tenant shall at its own expense removal all waste from the Premises. Until removed from the Premises, all waste from the Premises shall be kept in appropriate containers.

8.06   Pest Control
       ------------

       Tenant shall be responsible for pest extermination in respect of the Premises and shall engage, for such purpose, such contractors and at such intervals as Landlord shall require.

8.07   Waste and Nuisance
       ------------------

       (a) Tenant shall not cause, suffer or permit any waste or damage to the Premises or leasehold improvements, fixtures or equipment therein nor permit any overloading of the floors thereof and shall not use or permit to be used any part of the Premises for any dangerous, noxious or offensive activity or goods and shall not do anything or permit anything to be done upon or about the Premises nor anything to be brought thereon which Landlord may reasonably deem to be hazardous or a nuisance or annoyance. Tenant shall take every reasonable precaution to protect the Premises from risk of damage by fire, water or the elements or any other cause.

       (b) Tenant shall not use any advertising transmitting or other media or transmissions of any kind, or other devices in a manner which can be heard, seen, or received outside the Premises, or which would in any way interfere with any communications or other systems outside the Premises.

8.08   Compliance with Law
       -------------------

       (a) Tenant shall be solely responsible for obtaining from all authorities having jurisdiction all necessary permits, licenses and approvals as may be necessary to permit Tenant to hold this Lease and to occupy the Premises and conduct its business thereon, as required by all applicable Laws, including, without limiting the generality of the foregoing, any necessary extra provincial license, any necessary license and any necessary approvals under the Foreign Investment Review Act (Canada).

            Tenant shall be responsible for and shall comply at its own expense with all applicable Laws respecting the use, condition and occupation of the Premises, and all leasehold improvements, trade fixtures, furniture, fixtures, equipment and contents thereof (collectively called "Contents") and Tenant shall promptly perform all necessary repairs, alterations, changes and improvements to the Premises and Tenant's business, use, or occupancy thereof and the Contents in order to comply with all of such Laws.

       (b) Tenant shall provide Landlord on request with evidence satisfactory to Landlord acting responsibly that Tenant has obtained and is complying with the terms of all applicable Laws, licences, approvals and permits from time to time.

8.09   Prohibited Uses
       ---------------

       If, in the opinion of Landlord, Tenant is in breach of any of the provisions of this Article, Tenant shall immediately discontinue such breach upon Landlord's written request.


                                  ARTICLE IX
                                  -----------

9.00 - SERVICES AND UTILITIES
       ----------------------

9.01   Utilities
       ---------

       (a) Tenant shall be solely responsible for supplying all utilities, heating and air-conditioning equipment in such manner as a reasonable, prudent owner of the Premises would do. Tenant shall promptly pay for, as and when they fall due, all costs of supplying hot and cold water, electricity, fuel, gas, steam, sewer charges and other utilities, forms of energy, or other services to or used in respect of the Premises and the Tenant's operation therein.

       (b) If the heating and cooling equipment shall require maintenance, repair or replacement, Tenant shall promptly arrange for the necessary work to be done at its expenses by contractors approved by the Landlord, or Landlord may at its option, attend to the same at Tenant's expense with reasonable promptness having regard to the then existing climatic conditions but in any event Landlord, having so attended, shall not be liable for any losses or damages arising from the resulting lack of heating or cooling and, in any event, Landlord shall not be liable for any indirect or consequential losses or damages or any damages for personal discomfort arising from any lack of heating or cooling unless caused as a result of the negligence of the Landlord or those for whom it is in law responsible.

       (c) Tenant shall promptly pay as and when the same shall be payable all costs for all fittings, machine apparatus, connections, including, but not limited to telephone installation, and meters and all work, services and rental charges, charged or performed in connection with any services or utilities provided to or in respect of the Premises including the costs of maintaining and repairing all such items. Tenant shall pay the total cost of and carry out any replacement of electric light bulbs, tubes, starters and ballasts in the Premises.

       (d) Tenant's use of any such utilities shall not exceed the available capacity of the existing systems from time to time. If Tenant desires at any time to obtain any such utilities in excess of such available capacity, Tenant may supply and install at its expense any special wires, conducts or other equipment necessary to provide such additional capacity subject to the prior written consent of Landlord.

       (e) Landlord shall not be responsible for the inadequacy of any heating or cooling of the Premises if (i) the use or occupancy of the Premises, or (ii) the electrical or other power consumed on the Premises, or (iii) the configuration of partitions or other items on the Premises, or (iv) the failure of Tenant to keep the equipment in good maintenance or repair or (v) the failure of Tenant to adequately shade exterior windows, interferes with or impairs the functioning of equipment for heating or cooling of the Premises.

9.02    Non-Liability of Landlord
        -------------------------

        Landlord shall not be liable for any damages, direct or indirect, resulting from or contributed to by any interruption or cessation of or failure in supply of any utilities, or any heating or air-conditioning equipment or any other systems or equipment on the Premises. Without limiting the generality of the foregoing, Landlord shall not be liable for and Tenant shall indemnify Landlord and save Landlord harmless from and against any and all indirect or consequential damages or damages for personal discomfort or illness of Tenant or any persons permitted by it to be on the Premises by reason of the suspension, non-operation, or failure for any period of time of any utilities, heating or air-conditioning equipment or any other systems or equipment on the Premises.

9.03    Landlord's Suspension of Utilities, etc.
        ----------------------------------------

        Should Landlord at any time wish to effect or make any inspection or any maintenance, repairs, replacements, alterations or improvements to any utilities, heating or air-conditioning equipment or systems (notwithstanding that Landlord has no obligation to do so), Landlord shall have the right, on at least 4 day's written notice to the Tenant, or with no prior notice in the event of an emergency, without any liability and without thereby constituting an interference with Tenant's rights under this Lease or a breach by Landlord of this Lease, and without thereby entitling Tenant to any rights in respect thereof, to discontinue, suspend or modify any utilities, heating, air-conditioning and other systems at such time or times and from time to time in order to allow the Landlord to do so, all with the consent of the Tenant, unless the Landlord is of the opinion, acting reasonably, that an emergency exists in which event the Landlord shall be permitted to perform such work without the consent of the Tenant. The costs incurred by the Landlord in connection with any of the above shall be payable by the Tenant forthwith on demand, and shall be recoverable by the Landlord as additional rent.

                                   ARTICLE X
                                   ---------

10.00 - MAINTENANCE, REPAIRS AND ALTERATIONS
        ------------------------------------

10.01   Maintenance and Repairs of Premises
        -----------------------------------

        (a) At all times throughout the Term the Tenant at its sole expense shall perform or cause to be performed maintenance, decoration, repairs and replacements to keep the Premises and all the contents thereof and all services, equipment and systems located in or serving the Premises, at all times in first-class appearance and condition in accordance with the age of the Building, and in accordance with all Laws. Provided always that the Tenant's obligation to maintain and repair under this Lease Agreement shall be restricted to maintaining the Premises to a standard no higher than the Premises were in when the Tenant first occupied the Premises under this Lease, save and except for:

          (i)   reasonable wear and tear;

          (ii) all repairs and replacements to the structural components of the Building and the Premises or those resulting from any inadequacy of design and construction of the Building all of which shall be the responsibility of the Landlord at its sole expense, as provided in Section 10.01(b); and

          (iii) damage by fire, including water and smoke damage and other casualties in respect of which the Landlord is required pursuant to the terms of this Lease to insure.

          Provided that the Tenant shall only be required to pay the amortized value (based upon their life expectancy) of the cost of those repairs and replacements which are its responsibility hereunder and which are properly characterized as "capital" in nature in accordance with generally accepted accounting principles.

     (b) Subject to the provisions of paragraph 10.01(a), the Landlord covenants and agrees that it shall be responsible and that it shall at its expense keep in good and reasonable state of repair the structural elements of the Building and the Premises including all footings, the foundation, floor, load bearing walls, supporting columns and roof. The Landlord shall undertake any such repairs promptly upon receipt of notice from the Tenant in accordance with the provisions of this Lease. Provided however that the Tenant shall be responsible for any damage caused by it to the structural elements of the Building and the Premises subject to the Landlord's right to recover from any insurer of the Premises any sums due to it pursuant to any policies of indemnity.

10.02     Approval of Repairs and Alterations
          -----------------------------------

     (a) Tenant shall not make any repairs, replacements, changes, additions, improvements or alterations (hereinafter in this Article X referred to as "Alterations") to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld unless such proposed Alterations might (i) in any way affect the structure of the Premises, any demising walls or entrances, or the coverage of the Lands for zoning purposes; or (ii) in the opinion of Landlord, detrimentally affect the appearance or quality of the Premises, or impair the value or usefulness of the Premises, in either of which events such consent may be withheld in Landlord's sole discretion.

     (b) With its request for Landlord's consent, Tenant shall submit to Landlord details of the proposed Alterations including plans and specifications in respect thereof prepared by qualified architects or engineers, and which Alterations shall be completed in accordance with the plans and specifications approved in writing by Landlord.

     (c) Unless expressly authorized in writing by Landlord to the contrary, all Alterations which might cost in excess of Ten thousand ($10,000,000) dollars to complete or which might affect the structure of mechanical or electrical systems of the Premises, shall be conducted under the supervision of a qualified architect or engineer approved by Landlord, such approval not to be unreasonably withheld.

     (d) All Alterations shall be planned and completed in compliance with all Laws and Tenant shall, prior to commencing any Alterations, obtain, at its expense, all necessary permits and licenses and provide evidence thereof satisfactory to Landlord.

     (e) Tenant shall, prior to the commencement of any such Alterations furnish to Landlord at Tenant's expense such evidence as reasonably required by Landlord of the projected cost of Alterations together with such indemnification against costs, liens and damages as Landlord shall reasonably require including, if required by Landlord, a performance bond in such terms and issued by such company as shall be acceptable to Landlord in its sole discretion in an amount at least equal to the estimated cost of such Alterations, guaranteeing completion within a reasonable time of such Alterations free and clear of any liens or encumbrances.

     (f) All Alterations shall be performed without any disruption to other tenants of the Building and promptly and in a good and workmanlike manner and in compliance with Landlord's rules and regulations by competent contractors or workmen who shall be designated or approved by Landlord.

     (g) If Tenant performs any such Alterations without compliance with all of the foregoing provisions of this Article X, Landlord, without prejudice to and without limiting Landlord's other rights pursuant to this Lease and at law, shall have the right to require Tenant to cease and/or remove such Alterations forthwith.

10.03 Repair According to Landlord's Notice
      -------------------------------------

      Landlord or any persons designated by it shall have the right to enter the Premises at any time on notice to the Tenant to view the state of repair, condition and use thereof and Tenant shall promptly perform any maintenance, decoration, repairs, replacements or Alterations according to written notice from Landlord if same are the responsibility of the Tenant hereunder. In the event that the Tenant shall refuse or neglect to make forthwith the repairs referred to in any such notice, the Lessor may make the same and the costs thereof, together with reasonable compensation to the Landlord for administration and/or supervision of the work required, shall be paid forthwith by the Tenant as additional rent.

10.04 Notice by Tenant
      ----------------

      Tenant shall give immediate written notice to Landlord of any accident, defect, damage or deficiency in any part of the Premises, which comes to the attention of Tenant or any of its employees or contractors notwithstanding the fact that Landlord has no obligation in respect of the same. The provisions of this Section 10.04 shall not be interpreted so as to imply or impose any obligation whatsoever upon Landlord.

10.05 Ownership of Leasehold Improvements
      -----------------------------------

      All leasehold improvements installed in the Premises shall forthwith upon the installation thereof become the absolute property of Landlord without compensation therefor but without Landlord's having or thereby accepting any responsibility in respect of the maintenance, repair or replacement thereof, all of which shall be Tenant's responsibility. The expression "Leasehold Improvements" where used in this Lease includes, without limitation, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed in or about the Premises, and includes all the following, whether or not easily disconnected and moveable: doors partitions and hardware, mechanical, electrical and utility installations, carpeting, drapes, other floor and window coverings, and drapery hardware, and decorations of any kind, heating, ventilating, air conditioning and humidity control equipment, lighting fixtures, built-in furniture and furnishings, all counters in any way connected to the Premises or to any utility services located therein.

      The only exclusions from "Leasehold Improvements" are free-standing furniture, trade fixtures and equipment in the Premises or to any utility systems located therein, and all manufacturing and office equipment and all related piping, supports, wiring and the like that may be connected to the Premises.

10.06 Construction Liens
      ------------------

      Tenant shall make all payments and take all steps necessary to ensure that no lien or other charge is registered against the Lands or any portion thereof or against either Landlord's or Tenant's interest therein as a result of any work done or material supplied to Tenant or the Premises. Tenant shall cause any such registrations to be discharged or vacated immediately after notice from Landlord, or within thirty (30) days after registration, whichever is earlier.

        Tenant shall indemnify and save harmless Landlord from and against any Liabilities, claims, damages, costs or expenses, including legal expenses, arising in connection with any work done or materials supplied in respect of the Premises.

        If Tenant permits there to be registered or fails to cause any such registration to be discharged or vacated as aforesaid, then, in addition to any other rights of Landlord, Landlord may, but shall not be obliged to, discharge or vacate the same by paying the amount claimed to be due together with any other amounts into court or otherwise as Landlord determines, including legal fees and disbursements, in thus arranging for the discharging or vacating of any such liens or certificates of action and all amounts so paid by Landlord shall be paid by Tenant to Landlord forthwith upon demand together with reasonable compensation to landlord for administration in respect thereof.

                                  ARTICLE XI
                                  ----------

11.00 - END OF TERM
-------------------

11.01   Vacating of Possession
        ----------------------

        Forthwith upon the expiry or earlier termination of the Term, Tenant shall peaceably deliver to landlord vacant possession of the Premises in such condition in which Tenant is required to maintain and keep the Premises during the Term pursuant hereto and shall leave the Premises in a neat, clean and broom-swept condition and Tenant shall deliver all keys for the Premises and all keys or combinations to locks on doors, safes or vaults within the Premises.

11.02   Removal of Trade Fixtures
        -------------------------

        Provided that Tenant has paid all Rent to the date of expiry or earlier termination of the Term and any and all damages and other amounts payable by Tenant to Landlord for any reason whatever and provided Tenant is not otherwise in default hereunder, or if otherwise authorized or requested by the Landlord, Tenant shall at the expiry or earlier termination of the Term remove its trade fixtures and shall repair all damage or injury caused to the Premises resulting from the installation or removal of such trade fixtures. Other than as provided above, Tenant shall not remove trade fixtures from the Premises.

        If at the expiry or earlier termination of the Term, Tenant does not remove its trade fixtures or any of its other property on the Premises, Landlord shall have no obligation in respect of any such trade fixtures or property and may sell or destroy the same or have them removed or stored at the expense of Tenant or dispose of discretion; at the option of Landlord, such trade fixtures or property not removed at the expiry or earlier termination of the Term shall become the absolute property of Landlord without payment of any compensation therefor to Tenant and may be dealt with by Landlord in such manner as it determines.

11.03   Overholding by Tenant
        ---------------------

        If Tenant remains in possession of all or any part of the Premises after the expiry of the Term with the consent of Landlord and without any further written agreement, this Lease shall not be deemed thereby to have been renewed and Tenant shall be deemed conclusively to be occupying the Premises as a monthly tenant on the same terms as set forth in this Lease so far as they are applicable to a monthly tenancy except the monthly Rent shall be 200% of an amount determined by taking 1/12 of the Rent payable for the period of the last twelve months of the Term.

                                  ARTICLE XII
                                  -----------

12.00 - DAMAGE AND DESTRUCTION
------------------------------

12.01   Termination of Lease
        --------------------

        If any part of the Premises is damaged or destroyed and either, -

        (a) in the opinion of Landlord acting reasonably, the damage or destruction cannot be repaired or rebuilt within one hundred and eighty (180) days after the damage or destruction; or

        (b) such damage or destruction is caused by an occurrence against which Landlord is not insured or required to insure or the cost of repairs of which would be in excess of the amount which Landlord is required to insure pursuant hereto or is otherwise insured; or

        (c) such damage or destruction occurs within two (2) years prior to the expiry of the Term and either there are no remaining rights in Landlord or Tenant to extend or renew this Lease or Landlord or Tenant, having the right to renew or extend this Lease, fails to do so within fifteen (15) days after such occurrence:

        Landlord may, at its option to be exercised by written notice given to Tenant within Thirty (30) days after such occurrence, terminate this Lease whereupon Tenant will immediately surrender the Premises and all its interest therein to Landlord, and Basic Rent and all other payments for which Tenant is liable pursuant to this Lease shall be apportioned to the date of occurrence. Tenant will remain liable to Landlord for all sums accrued due under this Lease to the date of such occurrence, and Landlord may re-enter and repossess the Premises.

12.02 Repair and Re-Building
      ----------------------

      If this Lease is not terminated pursuant to this Article XII:

      (a) Landlord, to the extent of insurance proceeds which Landlord receives, and to the extent that any mortgagee entitle to be paid such insurance proceeds consents to the use of same for repair of such damage or destruction, shall diligently proceed to perform such repairs to the Premises to the extent of insurance proceeds being available. Within thirty (30) days after Landlord has completed its repairs, Tenant shall complete any necessary repairs to the Premises to render the Premises usable for Tenant's purposes and shall fully fixture, stock and staff the Premises and recommence the operation of Tenant's business.

      (b) Except to the extent of insurance proceeds received by the Landlord for the repair of the Premises, Tenant acknowledges that its obligations to repair the Premises after damage or destruction as aforesaid or otherwise shall be performed at Tenant's sole cost unless such damage or destruction was caused by Landlord's fault or negligence and whether or not Landlord had at any time made any contribution to the cost of supply, installation or construction of any Leasehold Improvements in the Premises.

      (c) Landlord, in performing its repairs to the Premises or the Common Facilities as required hereby shall not be obliged to repair or rebuild in accordance with plans or specifications for the Premises as they existed prior to such damage or destruction, but Landlord may repair or rebuild the same in accordance with any plans and specifications chosen by Landlord in its sole and absolute discretion provided that Tenant's use and occupancy of and access to the Premises and the general overall usability of the Premises are not materially detrimentally affected by any difference in plans, specifications, or form of the Premises or from such plans, specifications and form as the same existed immediately prior to the occurrence of such damage or destruction.

12.03 Abatement
      ---------

      (a) If the damage or destruction is such as to render the whole or any part of the Premises unusable for the purpose of Tenant's use as permitted hereby, then Basic Rent and Additional Rent shall abate from the date of the damage or destruction until the Premises are again usable by Tenant for the purpose intended. Basic Rent and Additional Rent shall abate to the extent that Tenant's use and occupancy of the Premises is in fact diminished, which determination shall be made by Landlord in its sole discretion acting reasonably. The abatement will diminish proportionately as repairs are made and more of the Premises is returned to a usable state.

        (b) Notwithstanding any other provision of this Section 12.03 to the extent that any part of the Premises remains unusable because Tenant's repairs have not been completed, no abatement of Basic Rent will extend beyond the date by which, in the opinion of Landlord arrived at on a reasonable basis, Tenant's repairs would have been completed had Tenant exercised reasonable diligence.

12.04   Determination of Matters
        ------------------------

        For the purposes of this Article XII, all matters requiring determination such as, without limitation, the extent to which any area(s) of the Premises are damaged, or are not capable of being used, or the times within which repairs may be made, shall be determined by Landlord acting reasonably, such determination to be final and binding on the parties.

                                 ARTICLE XIII
                                 ------------

13.00 - INSURANCE AND INDEMNITY
-------------------------------

13.01   Landlord's Insurance
        --------------------

        Landlord shall obtain in full force and effect during the Term with respect to the Premises insurance against such occurrences and in such amounts and on such terms and conditions and with such deductible(s) as would be carried by a prudent owner of a comparable building in the Greater Toronto area. Unless and until otherwise determined by Landlord, such insurance shall include, without limitation:

        (a) insurance on the Building and improvements and equipment contained therein owned or leased by Landlord or which Landlord desires to insure, for full replacement cost, against damage by fire, lightning, explosion, sprinkler leakage and other risks contained in fire insurance policies with endorsements generally known as extended coverage and riot vandalism and malicious acts, endorsements or, at Landlord's option, all risks and insurance;

        (b) boiler and machinery insurance on such insurable objects as Landlord may elect to insure;

        (c) rental income insurance covering such occurrences, in such form, and with such period of indemnity as Landlord may determine;

        (d)  public liability insurance; and

        (e) such other insurance and insurance in such amounts and on such terms as Landlord, in its discretion, may determine.

        Notwithstanding that Tenant shall be contributing to or paying for Landlord's costs and premiums respecting such insurance pursuant to the terms of this Lease, Tenant shall not have any insurable or other interest in any of Landlord's insurance other than the rights, if any, expressly set forth in this Lease or in any policy of insurance obtained by Landlord, and, in any event, Tenant shall not have any interest in or any right to recover any proceeds under any of Landlord's insurance policies. All insurance policies required pursuant to this Lease shall provide for a waiver of subrogation in favor of the Landlord or the Tenant as the case may be. The Landlord hereby releases the Tenant from any liability for loss to the extent of all insurance proceeds paid under policies of insurance carried by the Landlord or which would have been paid if the Landlord had maintained the insurance it is required to maintain under this Lease. The Landlord shall furnish to the Tenant certified copies of all such policies, and shall provide written evidence of the continuation of such policies not less than Ten (10) days prior to their respective expiry dates.

13.02 Commencing on the Commencement Date and thereafter at all times throughout the term, Tenant shall pay to Landlord or as the Landlord may direct not later than the time when they shall fall due, all premiums and costs payable by the Landlord to obtain the above insurance.

13.03   Tenant's Effect on Other Insurance
        ----------------------------------

        (a) Tenant shall not do and shall not cause, suffer or permit to be done or omitted to be done by any of its servants, agents, contractors, or persons for whom Tenant is in law responsible anywhere on the Premises or by any person in, on or about the Premises and shall not permit there to be on the Premises anything which might:

             (i) result in any increase in the cost of any insurance policies of Landlord;

             (ii) result in an actual or threatened cancellation of or adverse change in any policy of insurance of Landlord; or

             (iii) be prohibited by any policy or insurance of Landlord in force from time to time in respect of the Premises or any part or contents thereof.

        (b) If the cost of any insurance policies of Landlord on or related to the Building, the Premises or any part or contents thereof shall be increased as a result of:

             (i) the use or occupancy of the Premises by Tenant or any other person on the Premises;

             (ii) anything kept or permitted to be kept by Tenant or by any person anywhere in the Premises; or

             (iii) any act or omission of Tenant or any person in the Premises.

             Tenant shall pay the full of such increase in cost to landlord forthwith upon demand.

             In determining Tenant's responsibility for any increased cost of insurance as aforesaid, a statement issued by the organization, company or insurer establishing the insurance premiums or rates for the relevant policy shall be conclusive evidence of the various components of such premiums or rates and the factors giving rise to any increase therein.

        (c) In the event of an actual or threatened cancellation of or adverse change in any policy of insurance obtained by the Landlord, on or related to the Building or the Premises, or any part or contents thereof, by reason of:

             (i) the use or occupancy of the Premises by Tenant or any other person permitted by Tenant on the Premises; or

             (ii) anything placed on or permitted by Tenant or any person in the
                  Premises and if Tenant fails to remedy the situation, condition, use, occupancy or other factor giving rise to such actual or threatened cancellation or change within twenty-four
                  (24) hours after notice thereof by Landlord,

        Landlord may, at its option, either:

             (i)  terminate this Lease forthwith by written notice; or

             (ii) remedy the situation, condition, use, occupancy or other factor giving rise to such actual or threatened cancellation or change, all at the cost of Tenant to be paid to Landlord forthwith upon demand; for any or all of such purposes as set forth in this subsection (ii) Landlord shall have the right to enter upon the Premises without further notice.

13.04   Tenant's Insurance
        ------------------

        The Tenant shall maintain during the Term (i) all risks insurance upon property owned by the Tenant or for which it is liable (including glass) and which is located on the Premises including, without limitation, furniture fittings, installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Tenant in an amount equal to the full replacement cost thereof; (ii) comprehensive general liability insurance against claims for death, personal injury and property damage in or about the Premises in amounts satisfactory from time to time to the Landlord acting reasonably but in any event in an amount not less than

        $5,000,000.00 per occurrence for personal injury and property damage;
        (iii) tenant's legal liability insurance for limits satisfactory from time to time to the Landlord acting reasonably; (iv) Business interruption insurance; and (v) such other insurance as Landlord may from time to time require. Each such policy shall be in form and with insurers acceptable to the Landlord. The insurance described in paragraphs (i) and (ii) above shall name the Landlord and anyone designated in writing by the Landlord as Mortgagee as additional insureds as their interests may appear. All property damage and public liability insurance shall contain a provision for cross-liability or severability of interest as between the Landlord and the Tenant. The Tenant hereby releases the Landlord from any liability for loss to the extent of all insurance proceeds under policies of insurance carried by the Tenant or which would have been paid if the Tenant had maintained the insurance it is required to maintain under this Lease. Such policies shall contain an endorsement requiring the insurers under such policies to notify the Landlord in writing at least thirty (30) days prior to any material change or cancellation thereof. The Tenant shall furnish to the Landlord certified copies of all such policies for its acceptance, as aforesaid, and shall provide written evidence of the continuation of such policies not less than ten days prior to their respective expiry dates. The cost or premium for each and every such policy shall be paid by the Tenant. If the Tenant fails to maintain such insurance, the Landlord shall have the right, but not the obligation or any liability to do so, to pay the cost or premium therefor, and in such event the Tenant shall repay to the Landlord, as Additional Rent, forthwith on demand the amount so paid.

13.05 Tenant agrees that Landlord shall not be liable or responsible for any injury or death to any person or for any loss or damage to any property at any time, in, on or about the Premises, unless any such death, injury, loss or damage is caused or attributed to the negligence of the Landlord, its servants, agents, employees, contractors or persons for whom Landlord is in law responsible in performing any of its obligations hereunder or unless such matter is covered by any policy of insurance required to be maintained by the Landlord. Without limiting the generality of the foregoing, Landlord shall not be liable or responsible for any injury, death, loss or damage to any persons or property caused or contributed to by any of the following: steam, water, rain, snow, electricity, gas or failing plaster; or by dampness or leaks from any pipes, appliances, plumbing works, roof, exterior walls or any other source whatsoever. All property kept or stored in or about the Premises shall be at the sole risk of the Tenant and the Tenant shall indemnify the Landlord and save it harmless in respect of the same. Without in any way limiting or affecting the generality or interpretation of the foregoing provisions of this Section 13.05, it is agreed that the Landlord shall in no event be liable for any indirect or consequential damages suffered by Tenant or any person arising therefrom except if arising from the Landlord's gross negligence. Similarly, the Tenant shall in no event be liable for any indirect or consequential damages suffered by the Landlord or any person arising therefrom except if arising from the Tenant's gross negligence in performing any of its obligations pursuant to this Lease.

13.06   Indemnity of Landlord
        ---------------------

        Tenant shall indemnify Landlord and all of its servants, agents, employees, contractors and persons for whom Landlord is in law responsible and shall hold them and each of them harmless from and against any and all liabilities, claims, damages, losses and expenses, including all legal fees and disbursements, due to, arising from or to the extent contributed to by the negligence of the Tenant or those for whom it is at law responsible:

        (a) any breach by Tenant of any of the provisions of this Lease;

        (b) any act or omission of any person on the Premises or any use of machinery, equipment or other articles in the Premises;

        (c) any act or omission of Tenant or any of its servants, agents, employees, invitees, licensees, sub-tenants, concessionaires, contractors or persons for whom Tenant is in law responsible on the Premises.

        (d) any injury, death or damage to persons or property of Tenant or its servants, agents, employees, customers, contractors or any other persons on or near the Premises by or with the invitation, license or consent of Tenant;

        (e) any damage, destruction or need of repair to any part of the Premises caused by any act or omission of Tenant or its servants, agents, employees, customers, contractors, or persons for whom Tenant is in law responsible, notwithstanding any other provisions of this Lease.

        Provided that the Tenant shall be released from any liabilities for loss to the extent of all insurance proceeds paid under policies of insurance carried by Landlord or which would have been paid if the Landlord had maintained the insurance that it is required to maintain under this Lease.

13.07   Landlord's Employees
        --------------------

        It is agreed that every indemnity, exclusion or release of liability and waiver of subrogation herein contained for the benefit of Landlord shall extend to and benefit all of Landlord's servants, agents, employees, and those for whom Landlord is in Law responsible (collectively referred to in this Section 13.07 as "Employees"); solely for such purpose, and to the extent that Landlord expressly chooses to enforce the benefits of the Section 13.07 for its Employees, it is agreed that Landlord is the agent or trustee for its Employees.

                                  ARTICLE XIV
                                  -----------

14.00 - ASSIGNMENT, SUBLETTING AND CHANGE OF CONTROL
----------------------------------------------------

14.01   Consent Required
        ----------------

        This lease is personal to Tenant only and therefore Tenant shall not assign this Lease in whole or in part and shall not sublet or part with or share possession of all or any part of the Premises, nor shall it grant any concessions, franchises, licences or other rights to others to use any portion of the Premises (all of the foregoing being hereinafter individually or collectively referred to as a "Transfer") without the written consent of the Landlord, which written consent is to be obtained in advance from the Landlord such consent not to be unreasonably withheld. If the Tenant has entered into a bona fide arm's length agreement to sell the business conducted at the Premises, Tenant may Transfer this Lease to the purchaser thereunder but only with the prior written consent of Landlord in each instance, which consent may not be unreasonably withheld.

        Notwithstanding and without in any way affecting or limiting the interpretation of the foregoing, it is agreed that it shall be reasonable for Landlord to withhold its consent to a Transfer unless it is shown to the Landlord's reasonable satisfaction that:

        (i) the proposed Transferee has a good business and personal reputation;

        (ii) the proposed Transferee has not been bankrupt or the holder of twenty (20%) percent or more of the issued shares of any class of shares of a corporation or of an interest in a partnership, either of which has been bankrupt in the ten (10) years preceding the date of the proposed Transfer;

        No Transfer may be made other than pursuant to an agreement in writing of which a copy is given to Landlord together with the request for consent. The provisions of this Article XIV shall apply to any Transfer which might occur by inheritance or operation of law.

14.02   Obtaining Consent
        -----------------

        All request to Landlord for consent to any Transfer shall be made to Landlord in writing together with a copy of the agreement pursuant to which the proposed Transfer will be made and, where applicable, a copy of the agreement of purchase and sale in respect of the Tenant's business. All reasonable costs incurred by Landlord, in respect of any such request for consent, including legal costs and Landlord's administrative fee, shall be the responsibility of and shall be paid by Tenant forthwith upon demand, whether or not Landlord grants its consent to any proposed Transfer.

        All such requests to Landlord for consent to any Transfer shall also be accompanied by such information in writing as a landlord might reasonably require respecting a proposed Transferee and which might be required to provide Landlord with all the information necessary to determine whether the aforementioned factors are satisfied, and which information shall include, without limitation, the name, business and home addresses and telephone numbers, business experience, credit information and rating, financial position and banking and personal references of such proposed Transferee.

14.03   Terms of Consent
        ----------------

        If Landlord consents to a Transfer, or a consent to such Transfer is obtained by the order of a court of competent jurisdiction, or if a Transfer occurs as a result of operation of law not requiring Landlord's consent (notwithstanding the express agreement between the parties hereto that any Transfer by operation of law shall in any event be subject to the consent of Landlord and all of the other provisions as contained in this Article XIV), Landlord shall have the following rights, in default of any of which no such Transfer shall occur or be effective.

        (a) to collect a deposit or further deposit to be held as a security deposit for the prompt performance by the Transferee of all of the terms, covenants, conditions and provisions of this Lease such that a security deposit held by Landlord shall be equivalent to at least the last one (1) months' Rent payable in respect of the remaining terms for the Transferred Premises;

        (b) to require Tenant and the Transferee and any indemnifier in respect of Tenant's or Transferee's obligations hereunder to enter into an agreement in writing and under seal to implement any amendments to this Lease to give effect to Landlord's exercise of any of its rights hereunder;

        (c) to require the Transferee to enter into an agreement with Landlord in writing and under seal to be bound by all of Tenant's obligations accruing from the agreed date that the new Tenant is to take possession under this Lease amended as herein provided;

        (d) to require the Transferee to waive any rights pursuant to subsection 39(2) of the Landlord and Tenant Act (Ontario) and any amendments thereto and any other statutory provisions of the same or similar effect, to pay any Rent less than the amount payable hereunder;

        (e) to require, if the Transfer is a sublease or other transaction not including an assignment, that all amounts payable by the Transferee to the Tenant be paid directly to Landlord who shall apply the same on account of Tenant's obligations under this Lease; and

        (f) to require, if the Transfer provides for a rental, a bonus, key money, a lump sum payment or other consideration incidental thereto which is in excess of the Rent or that portion of Rent attributable to the portion of the Premises transferred, then the excess shall be paid by Tenant to Landlord as Additional Rent, it being acknowledged by Tenant that it is not permitted to profit in any way from Transferring this Lease or parting with any portion of the Premises and that all additional payments in excess of the Rent and Additional Rent provided herein shall also be paid to Landlord as Additional Rent.

14.04   Effect of Transfer
        ------------------

        (a) No consent of Landlord to a Transfer shall be effective unless given in writing and executed by Landlord under seal and no such consent shall be deemed or presumed by any act or omission of Landlord or by Landlord's failure to respond to any request for consent or by Landlord's accepting any payment of any amount payable hereunder from any party other than Tenant. Without limiting the generality of the foregoing, Landlord may collect rent and any other amounts from any Transferee and apply the net amount collected to any Rent and the collection or acceptance of any Rent shall not be deemed to be a waiver of Landlord's rights under this section nor an acceptance of or consent to any such Transfer or a release of any of Tenant's obligations under this Lease. No Transfer and no consent by Landlord to any Transfer shall constitute a waiver of the necessity to obtain Landlord's consent to any subsequent or other Transfer.

        (b) In the event of any Transfer or any consent by Landlord to any Transfer, Tenant shall not thereby be released from any of its obligations hereunder but shall remain bound by all such obligations pursuant to this Lease for the balance of the initial Term. Tenant hereby consents to any amendments of this Lease which may be made between the Transferee and Landlord without the further consent or agreement of Tenant ("Amendments") and Tenant also consents to all Alterations as referred to in Section 10.02 above) after any such Transfer. Tenant shall continue to be bound by all of its obligations pursuant hereto notwithstanding any such Amendments or Alterations, to the extent of what would have been Tenant's obligations pursuant hereto had such Amendments or Alterations not been made.

        (c) Every Transferee shall be obliged to comply with all of the obligations of Tenant under this Lease. Tenant shall enforce all of such obligations against each Transferee. Any default of any Transferee shall also constitute a default of Tenant hereunder.

        (d) Tenant agrees that if this Lease is ever disclaimed or terminated by a trustee in bankruptcy of a Transferee or, if Landlord terminates this Lease as a result of the bankruptcy, insolvency or any act or default of any Transferee, Tenant shall, upon Landlord's request, enter into a new lease of the Premises on the identical terms hereof subject to such amendments hereto which had been agreed upon prior to such disclaimer or termination, with the exception that the length of the term of such new lease shall commence on the date upon which Landlord exercises its right to require

            Tenant to enter into such new lease and shall expire on the date upon which the initial Term would have expired but for such disclaimer or termination by such trustee in bankruptcy or such termination by Landlord, and with the exception that Tenant will accept the Premises on an "as is" condition, as of such date upon which Landlord exercises its right to require Tenant to enter into such new lease.

14.05   No Advertising of Premises
        --------------------------

        Tenant shall not advertise this Lease or all or any part of the Premises or the business or fixtures or contents therein for sale without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold subject to the other provisions hereof.

14.06   Mortgage of Lease
        -----------------

        The restrictions on Transfer as aforesaid shall apply, mutatis mutandis, to any assigning, subletting, mortgaging, charging or otherwise transferring of the Premises or this Lease for the purpose of securing any loan or the repayment thereof by Tenant.

14.07   Corporate Tenant
        ----------------

       If Tenant or any occupant of the Premises at any time is a corporation, it is acknowledged and agreed that the transfer of the majority of the issued shares in the capital stock or any transfer, issuance or division of any shares of the corporation or of any affiliated corporation of the corporation sufficient to transfer control to others than the then present shareholders of the corporation shall be deemed for all purposes of this Article XIV to be a Transfer and, accordingly, shall be subject to the requirements of this Article XIV, and it is agreed that the parties hereto shall have all of the same rights and obligations in respect thereof as are applicable to a Transfer.

       This Section 14.07 shall not apply to Tenant if and as long as Tenant is in occupancy of the Premises and is a corporation or whose ultimate parent is a corporation whose shares are listed and traded on any recognized public stock exchange in Canada or the United States.

14.08  Assignment by Landlord
       ----------------------

       Landlord shall have the right to sell, lease, convey or otherwise dispose of the Lands or any portion thereof, and to assign this Lease and any interest of Landlord pursuant to this Lease without restriction. If Landlord shall sell, lease, convey or otherwise dispose of the Lands or any portion thereof, or shall assign this Lease or any interest of Landlord pursuant to this Lease, then, to the extent that the purchaser or assignee agrees with Landlord to assume the covenants and obligations of Landlord hereunder, Landlord shall thereupon and without further agreement be released of all liability subsequently occurring under this Lease.

                                  ARTICLE XV
                                  ----------

15.00 - STATUS AND SUBORDINATION OF LEASE
-----------------------------------------

15.01   Status Statement
        ----------------

        Tenant shall, within ten (10) days' after written request from Landlord, execute and deliver to Landlord, or to any actual or proposed lender, purchaser or assignee of Landlord, a statement or certificate in such form as requested by Landlord stating with reasonable particularity (if such is the case or stating with reasonable particularity the manner in which such may not be the case):

        (a) that this Lease is unmodified and in full force and effect, or particulars of any such modifications or stating that this Lease is not in full force and effect if such is the case;

        (b) the date of commencement and expiry of the Term and the dates to which Basic Rent and any other Rent, including any prepaid rent have been paid;

        (c) whether or not there is any existing default by either party under this Lease and, if so, specifying such default;

        (d) that there is no reason why the obligations of Tenant under this Lease may not be fully enforced in accordance with their terms and that there are no defences, counter-claims or rights of set-off in respect of any of the same; and

        (e) a copy of the Tenant's most recent financial statement, which the Landlord agrees to treat as confidential, save and except that it shall be permitted to disclose the financial statement to its lenders, bankers and professional advisors.

15.02   Subordination
        -------------

        This Lease and the rights of Tenant hereunder are and shall be subject and subordinate to any and all mortgages, trust deeds, and charges (any of which are herein called "Mortgage" or "Mortgages") now or which in the future may be registered against the Lands or any portion thereof, and including all renewals, extensions, modifications and replacements of any Mortgages from time to time. Tenant shall at any time on notice from Landlord or a holder of any Mortgage attorn to and become a tenant of the holder of any of such Mortgages upon the same terms and conditions as set forth herein and shall execute promptly on request by Landlord any certificates, agreements, instruments of postponement or attornment or other such instruments or agreements as requested from time to time to postpone or subordinate this Lease and all of Tenant's rights hereunder to any of such Mortgages or to otherwise give full effect to any of the provisions of this Article XV.

        Tenant agrees to attorn to and become the tenant of any party whose title to the Premises is superior to that of Landlord or to any assignee from Landlord of Landlord's interest under this Lease upon the same terms and conditions as are set forth in this Lease and shall execute promptly on request any agreements or instruments of attornment to give effect to such attornment as shall be requested by Landlord at any time and from time to time.

        Provided however that in the event that the Tenant is required to effect the postponement of its rights and privileges hereunder to any Mortgagee pursuant to this paragraph 15.02, the Landlord shall concurrently obtain from any such Mortgagee, on the Mortgagee's standard form, a covenant in writing acknowledging the tenancy herein and agreeing that so long as the Tenant duly performs the terms, covenants, conditions and agreements herein contained, the Tenant shall be entitled to peaceful possession of the Premises pursuant to the terms of the Lease, notwithstanding the exercise of any or all rights of such Mortgagee.

15.03   Tenant's Failure to Comply
        --------------------------

        If Tenant fails to execute any certificate, agreement, instrument, or other document as required by the foregoing provisions of this Article XV within ten (10) days after request by Landlord, then Landlord shall have the right to:

        (a) execute any such certificate, agreement, instrument or document for and on behalf of Tenant and in Tenant's name, Tenant hereby agreeing to be bound by the same, and for such purpose Tenant hereby irrevocably appoints Landlord as Tenant's attorney for and on behalf of Tenant pursuant to the Powers of Attorney Act (Ontario) and which appointment shall survive the death or incapacity of Tenant;

        (b) in any event, and without being affected by either of the foregoing rights, to exercise all rights against Tenant in respect of Tenant's default as aforesaid as Landlord might otherwise have pursuant to this Lease or at law.

15.04   Registration
        ------------

        The Landlord agrees to consent to the Tenant registering in the Land Registry Office at Newmarket, notice of this Lease.


                                  ARTICLE XVI
                                  -----------

16.00 - DEFAULT AND REMEDIES
----------------------------

16.01   Default and Remedies
        --------------------

        If any of the following shall occur:

     (a) Tenant shall fail, for any reason, to make any payment of Rent as and when the same is due to be paid hereunder and such default shall continue for five (5) days after such payment was due, and for a further three (3) business days following the notice of such default.

     (b) Tenant shall fail, for any reason, to perform any other material covenant, condition, agreement or other obligation on the part of Tenant to be observed or performed pursuant to this Lease (other than the payment of any Rent) and such default shall continue for fifteen
          (15) days after written notice thereof (unless such performance will, due to the nature of the obligation, require a period of time in excess of Thirty (30) days, then after such period of time, as is reasonably necessary).

     (c) any of the policies of Landlord's insurance on the Premises or any part or contents thereof shall be actually or threatened to be cancelled or adversely changed as a result of any use or occupancy of or contents in the Premises;

     (d) Tenant shall purport to make a Transfer affecting the Premises, or the Premises shall be used by any person or for any purpose, other than in compliance with and as expressly authorized by this Lease;

     (e) Tenant or any other person occupying any portion of the Premises shall make an assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or make any proposal, assignment, arrangement or compromise with its creditors or, if any steps are taken or action or proceedings commenced by any person for the dissolution, winding-up or other termination of Tenant's existence or liquidation of its assets;

     (f) a trustee, receiver, receiver-manager, agent or other like person shall be appointed in respect of the assets or business of Tenant or any other occupant of the Premises;

     (g) Tenant attempts to or does abandon the Premises or remove or dispose of any goods and chattels from the Premises so that there would not, in the event of such removal or disposition, be sufficient goods of Tenant on the Premises subject to distress to satisfy all arrears of Rent payable under this Lease and all Rent payable hereunder for a further period of at least twelve (12) months, or if the Premises shall be vacant or unoccupied for a period of five (5) consecutive days or more without the prior written consent of Landlord;

     (h) Tenant makes any sale in bulk affecting any property on the Premises (other than in conjunction with a Transfer approved in writing by Landlord and made pursuant to all applicable legislation);

     (i) this Lease or any goods or other property of Tenant shall at any time be seized or taken in execution or attachment which remains unsatisfied for a period of five (5) days or more; and

     (j) termination or re-entry by Landlord is permitted under any provision of this Lease or at law;

then, without prejudice to and in addition to any other rights and remedies to which Landlord is entitled pursuant hereto or at law, the then current and the next three (3) months' Rent shall be forthwith due and payable and Landlord shall have the following rights and remedies, all of which are cumulative and not alternative, to:

     (a) terminate this Lease in respect of the whole or any part of the Premises by written notice to Tenant; if this Lease is terminated in respect of part of the Premises, this Lease shall be deemed to be amended by the appropriate amendments, and proportionate adjustments in respect of Rent and any other appropriate adjustments shall be made in such manner as shall be determined by Landlord;

     (b) enter the Premises as agent of Tenant and as such agent to relet them for whatever term (which may be for a term extending beyond the Term) and on whatever terms and conditions as Landlord in its sole discretion may determine and to receive the rent therefor and, as the agent of Tenant, to take possession of any furniture, fixtures, equipment, stock or other property thereon and, upon giving written notice to Tenant, to store the same at the expense and risk of Tenant or to sell or otherwise dispose of the same at public or private sale without further notice, and to make such alterations to the Premises in order to facilitate their reletting as Landlord shall determine, and to apply the net proceeds of the sale of any furniture, fixtures, equipment, stock or other property or from the reletting of the Premises, less all expenses incurred by Landlord in making the Premises ready for reletting and in reletting the Premises, on account of the Rent due and to become due under this Lease and Tenant shall be liable to Landlord for any deficiency and for all such expenses incurred by Landlord as aforesaid; no such entry or taking possession of or performing alterations to or reletting of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention or termination is given by Landlord to Tenant;

     (c) remedy or attempt to remedy any default of Tenant in performing any repairs, work or other covenants of Tenant hereunder and, in so doing, to make any payments due or claimed to be due by Tenant to third parties and to enter upon the Premises, without any liability to Tenant therefor or for any damages resulting thereby, and without constituting a re-entry of the Premises or termination of this Lease, and without being in breach of any of Landlord's covenants hereunder and without thereby being deemed to infringe upon any of Tenant's rights pursuant hereto, and, in such case, Tenant shall pay to Landlord forthwith upon demand all amounts paid by Landlord to third parties in respect of such default and all reasonable costs of Landlord in remedying or attempting to remedy any such default plus ten (10%) percent of the amount of such costs for Landlord's inspection and supervision, plus a further ten (10%) percent for Landlord's overhead and profit;

       (d) obtain damages from Tenant including, without limitation, if this Lease is terminated by Landlord, all deficiencies between all amounts which would have been payable by Tenant for what would have been the balance of the Term, but for such termination, and all net amounts actually received by Landlord for such period of time.

16.02  Interest
       --------

       All amounts of Rent shall bear interest from their respective due dates until the actual dates of payment at a rate which shall be the greater of
       (i) six (6%) per cent per annum in excess of the prime commercial rate of interest charged by Landlord's bank in Ontario for loans to its most favoured commercial customers from time to time; and (ii) the rate expressly agreed by Tenant in writing to be paid in respect of any amount(s) from time to time.

16.03  Costs
       -----

       Tenant shall be responsible for and pay to Landlord forthwith upon demand all reasonable costs incurred by Landlord, including, without limitation, reasonable compensation for all time expended by Landlord's own personnel, legal costs on a solicitor and his own client basis, and all other costs of any kind whatsoever, arising from or incurred as a result of any default of Tenant or any enforcement by Landlord of any of Tenant's obligations under this Lease.

16.04  Allocation of Payments
       ----------------------

          INTENTIONALLY DELETED

16.05  Remedies to Subsist
       -------------------

       (a) No waiver of any of Tenant's obligations under this Lease and no waiver of any of Landlord's rights hereunder in respect of any default by Tenant hereunder shall be deemed to have occurred or be given as a result of any condoning, excusing, overlooking or delay in acting upon by Landlord in respect of any default by Tenant or by any other act or omission of Landlord including, without limitation, the acceptance of any Rent less than the full amount thereof, the acceptance of any Rent after the occurrence of any default by Tenant, or any verbal or written statements or agreements made by any employee of Landlord other than an agreement in writing duly executed on behalf of Landlord by one of its personnel with ostensible authority to do so. No waiver of any of Tenant's obligations or any of Landlord's rights hereunder shall be effective except and only to the extent of any express waiver in writing duly executed on behalf of Landlord by one of its personnel with ostensible authority to do so. The waiver by Landlord of any default of Tenant or of any rights of Landlord shall not be deemed to be a waiver of any term, covenant or condition in respect of which such default or right has been waived and shall not be deemed to be a waiver of any subsequent default of Tenant or right of Landlord. Similarly, the provisions of this paragraph shall apply, mutatis mutlandis to the obligations of the Landlord and the
                   ------- ---------
            rights of the Tenant arising under this Lease.

       (b) All rights and remedies of Landlord under this Lease and at law, shall be cumulative and not alternative, and the exercise by Landlord of any of its rights pursuant to this Lease or at law shall at all times be without prejudice to any other rights of Landlord, whether or not they are expressly reserved.

       (c) If Landlord assigns this Lease to a mortgagee or holder of other security on the Premises or any part thereof or to any other person whatsoever, Landlord shall nonetheless be entitled to exercise all rights and remedies available to it pursuant to this Lease and at law without providing evidence of the approval or consent of such mortgagee, holder of other security or other person whatsoever.

       (d) All Rent shall be paid by Tenant to Landlord without deduction, abatement or set-off whatsoever, except as and to the extent expressly permitted pursuant to the terms of this Lease, and Tenant hereby waives any rights of deduction, abatement or set-off available to it now or at any time in the future, including any right to deduction, abatement or set-off contained in any statute.

16.06  Impossibility of Performance
       ----------------------------

       If and to the extent that either Landlord or Tenant shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation under this Lease, other than the payment by Tenant of any Rent, by reason of unavailability of material, equipment, utilities, services or labour required to enable it to fulfil such obligation or by reason of any laws, or by reason of its not being able to obtain any permission or authority required pursuant to any applicable laws or by reason of any other such cause beyond its control and not the fault of the party being delayed and not avoidable by the exercise of reasonable foresight (excluding the inability to pay for the performance of such obligation), then the party being delayed shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction, and the other party shall not be entitled to any compensation for any loss, inconvenience, nuisance or discomfort occasioned thereby. The party delayed will, however, use its best efforts to fulfil the obligation in question as soon as is reasonably practicable by arranging an alternate method of providing the work, services or materials being delayed subject, in the case of performance by Tenant, to the approval of Landlord in its sole and absolute discretion. In any event, the provisions of this
        Section 16.06 shall not apply to permit any delay in any payment by Tenant of any Rent.

                                 ARTICLE XVII
                                 ------------

17.00 - CONTROL OF PREMISES
        -------------------

17.01 Rules and Regulations
      ---------------------

        Landlord may, from time to time, make and amend such rules and regulations for the management and operation of the Lands, Building and Premises as Landlord shall determine and Tenant and all persons under its control shall be bound by and shall comply with all of such rules and regulations of which notice is given to Tenant from time to time and all of such rules and regulations shall be deemed to be incorporated into and form a part of this Lease. Without limiting the generality of the foregoing, Tenant shall comply with all rules and regulations made by Landlord respecting security and respecting shipping, receiving, loading and unloading of merchandise, supplies, materials, garbage and all other things whatsoever, all of which shall be made only at such times and from, over or by means of such access routes, driveways, doors, loading areas, stairs and other areas or passages whatsoever as Landlord shall determine in writing from time to time. Landlord shall not make any rules or regulations which conflict with any express provision of this Lease unless and only to the extent required by any applicable laws or unless Tenant consents thereto. Landlord shall act reasonably in enforcing such rules and regulations but the imposition of any rules and regulations shall not create or imply any obligation of Landlord to enforce them or create any liability of Landlord for their non-enforcement or otherwise.

17.02  Access to Premises
       ------------------

        (a) Landlord (including its agents, employees, contractors or representatives), without limiting any other rights Landlord may have pursuant hereto or at law, shall have the right, but not the obligation, to enter the Premises on notice to the Tenant, and in the presence of a designated Tenant employee (unless a bone fide emergency exists) at any time and for any of the following purposes:

             (i) to examine the Premises and to perform any maintenance, repairs and alterations to the same or any part thereof as may be required or permitted by this Lease and to perform any maintenance, repairs and alterations to any mechanical, electrical, heating, ventilating, airconditioning and humidity control equipment and services located therein serving the Premises or any part thereof, and for all of such purposes, Landlord may take such material and equipment into the Premises as Landlord may require;

             (ii) to protect the Premises in respect of any construction or other work being performed in premises adjoining or in the vicinity of the Premises;

             (iii) for any purposes as determined by Landlord in cases of emergency;

             (iv) to read any utility or other similar meters located in the Premises;

             (v) during the last twelve (12) months of the Term to show the Premises to prospective tenants, and to permit prospective tenants to make inspections, measurements, and plans;

             (vi) at any time during the Term, to show the Premises to prospective purchasers, mortgagees or lenders; and

             (vii) to exercise any of the rights available to Landlord pursuant to this Lease.

(b) Landlord shall have the right to run through the Premises conduits, wires, pipes, ducts and other elements of any systems for utilities, heating, ventilating, air-conditioning and humidity control, telephone and other communications systems and any other such systems to serve the Premises or any parts thereof and Landlord shall have access for itself and those designated by it to the Premises for the purpose of inspecting, maintaining, repairing, replacing, and altering any services in respect of any of the same. Notwithstanding the foregoing, the Rent shall not be reduced or otherwise affected as a result of any of such systems being located on or running through the Premises.

(c) In the event that the Tenant does not provide Seven (7) days' a week, Twenty-Four (24) Hours a day, on site security, Landlord shall exercise its rights pursuant to this Section 17.02 in such manner and at such times as Landlord, acting reasonably but in its sole discretion, shall determine; at any time that entry by Landlord is desired in case of emergency, and if no personnel of Tenant are known by Landlord to be present on the Premises or if such personnel fail for any reason to provide Landlord immediate access at the time such entry is desired, Landlord may forcibly enter the Premises without liability for damage caused thereby.


                                 ARTICLE XVIII
                                 -------------

18.00 - EXPROPRIATION
---------------------

18.01 Expropriation
      -------------

     If the whole or any part of the Premises shall be expropriated (which term shall for the purposes of this Article XVII include expropriation, condemnation or sale by Landlord to an authority with the power to expropriate, condemn or take) by any competent authority then:

        (a) In the event of any such expropriation, both the Landlord and Tenant shall be free to separately pursue their claims for compensation for the loss of their respective interests in the Premises and shall be entitled to receive and retain such compensation as may be awarded them or paid to them respectively and agree to co-operate with each other in pursuing their respective claims. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will remit to the Tenant the portion awarded for it.

       (b) Landlord shall have the option, to be exercised by written notice to Tenant, to terminate this Lease, such termination to be effective on the date the expropriating authority takes possession of the whole or any portion of the Premises; and

       (c) this Lease shall continue in full force and effect in accordance with its terms until the date on which this Lease is terminated in accordance with the provisions of this Article XVIII, if terminated in accordance with the express provisions hereof and, if terminated, Rent and all other obligations under this Lease shall be accrued to and be adjusted as of the date of such termination.

                                  ARTICLE XIX
                                  -----------

19.00 - MISCELLANEOUS
---------------------

19.01 Notices

       All notices, demands, requests or other instruments ("Notices") which may be or are required to be given under this Lease shall be in writing and shall be effectively given if (i) delivered personally; (ii) sent by prepaid courier services; or (iii) sent prepaid by telecopier or other similar means of electronic communication (confirmed on the same or the following day by prepaid mail) addressed, in the case of the Tenant as follows:

       The Surface Mount Technology Centres Inc.

       635 Hood Road,
       Markham, Ontario, L3R 4N6

       Attention: Paul Walker

       Facsimile: 905-479-1877

       and in the case of notice to the Landlord:

       Warden McPherson Developments Ltd.,
       c/o Z & N Construction Management Limited,

       25 Valleywood Drive, Unit 8,
       Markham, Ontario, L3R 5L9

       Attention: Sal Nasello

       Facsimile: 905-470-0598

       Any notice so given shall be deemed conclusively to have been given and received when so personally delivered or sent by telecopy or other electronic communication, or on the second day following the sending thereof by private courier. Any party hereto may change any particulars of its address for notice by notice to the others in the manner aforesaid.

19.02  Planning Act
       ------------

       This Lease is entered into subject to the provisions of and compliance with the provisions of all applicable legislation dealing with planning restrictions including the Planning Act S.O. 1983 and amendments.

19.03  Complete Agreement
       ------------------

       It is understood and agreed that other than and to the extent that any other written agreement between Landlord and Tenant respecting the Premises remains in force, this Lease constitutes the complete agreement between the parties and that there are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this Lease or the tenancy created hereby, expressed or implied, collateral or otherwise, except as expressly set forth herein. Tenant acknowledges that no representatives of Landlord are authorized to make on Landlord's behalf any covenants, representations, agreements, warranties or conditions of any kind or in any manner whatsoever other than as expressly set forth in writing in this Lease in the form in which it is executed by Landlord under seal.

       No amendment to this Lease shall be binding upon the parties unless the same is in writing and executed by the parties under seal.

19.04  Use Prior to Commencement Date
       ------------------------------

       If Tenant uses or occupies the whole or any part of the Premises in any way prior to the Commencement Date without entering into a lease with Landlord in respect of such use or occupancy, then during the period of such use or occupancy, Tenant shall be a tenant of Landlord subject to all the terms and conditions as contained in this Lease which shall apply to such tenancy mutatis mutandis; the inclusion of this paragraph shall not be deemed to authorize or permit Tenant to use or occupy the whole or any portion of the Premises in any way prior to the Commencement Date.

19.05  Acceptance of Premises
       ----------------------

       The Landlord agrees to complete the work as set out in Schedule "D", and provided that all such work is completed in a good and workmanlike manner, subject to any items of outstanding work set out in a deficiency list which may be delivered by Tenant to the Landlord within 30 days of taking possession, the Tenant's entering into possession of the Premises shall be conclusive evidence of the acceptance by Tenant of the condition of the Premises.

19.06  Environmental Clause
       --------------------

In this Lease:

       (a) "Environmental Audit" shall mean a complete review of the Premises and the environmental practices of the Tenant thereon by the Landlord, its employees or agents and shall include such visual inspections, interviews with the Tenant, its employees, servants, or agents, and such soil, air, or other tests as the Landlord shall in its sole discretion deem to be necessary.

       (b) "Hazardous Substance" means any contaminant, pollutant or hazardous substance that is likely to cause immediately or at some future time, harm or degradation to the environment or risk to human health or safety, and without restricting the generality of the foregoing, includes without limitation any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any municipal, provincial or federal environmental legislation.

       The Tenant shall at all times use the Premises so as to comply with all municipal, provincial and federal environmental legislation in keeping with first class environmental protection practices and so as not to allow Hazardous Substance to be on the Premises, in contravention of this paragraph 19.06.

       The Landlord shall have the right at its expense to conduct an Environmental Audit of the Premises at any time and -from time to time throughout the term and any renewal thereof.

       In the event that the Environmental Audit reveals that the Tenant is storing, handling, transporting, manufacturing, processing or otherwise dealing with any Hazardous Substances in the Premises or Building, the Landlord shall give the Tenant ninety (90) days within which to amend its manner of storing, handling, transporting, manufacturing, processing or otherwise dealing with such Hazardous Substances to comply with first class environmental protection practices and the manner in which the Landlord indicates such Hazardous Substances must be stored, handled, transported, manufactured, processed or otherwise dealt with. The Tenant shall further forthwith carry out such procedures as are, in the opinion of the Landlord, necessary to correct any damage which may have been done to the Premises or Building and to forestall any damage to the Premises or Building which in the opinion of the Landlord may be created by the unsatisfactory storing, handling, transporting, manufacturing, processing or otherwise dealing with any Hazardous Substances.

       In the event that the Tenant shall be in default of the material provisions hereof and shall fail to amend its practices or take such corrective measures as are required pursuant to subparagraph (d) hereof within the aforesaid ninety (90) day period the Landlord shall have the right to enter upon the Premises and carry out such procedures as are, in the opinion of the Landlord, necessary to correct any damage which may have been done to the Premises or Building, or to forestall any damage to the Premises or Building which in the opinion of the Landlord based upon the Environmental Audit may be created by the unsatisfactory storing, handling, transporting, manufacturing, processing or otherwise dealing with such Hazardous Substances and the Tenant shall pay to the Landlord on demand, as Additional Rent, all costs and expenses of carrying out such procedures. Further, and in addition, to any other remedies available to the Landlord, the Landlord may, on Ninety (90) days' notice, terminate the Lease.

       The Landlord warrants and represents that as at the Commencement Date, the Premises and the lands upon which the building is situate:

       (i)   were free of environmental contamination of any kind;

       (ii) complied with all applicable environmental laws, rules, policies and guidelines;

       The Landlord shall indemnify and hold harmless the Tenant from all costs, claims, demands, suits, actions and damages (including loss of profit) and expenses to which the Tenant may be put or may suffer arising directly or indirectly incurred from (a) any misrepresentation by or on the part of the Landlord; (b) any warranty or representation on the part of the Landlord being untrue; (c) any failure by the Landlord to perform any of its covenants relating to environmental matters.

       These environmental warranties, representations, covenants and indemnity are intended to remain in full force and effect and shall not merge in any subsequent document nor cease to have effect in the event of the sale of the building.

       The Landlord also agrees to supply the Tenant with a Phase II Environmental Report within two (2) weeks of its acceptance of this Lease. The provision of such report shall not effect the above recited environmental warranties and representations and Landlord's indemnity. In the event that the Landlord does not so provide the Phase II Environmental Report then it is agreed and understood that in the event an environmental problem develops or becomes known in the future in respect of which there is an issue as to whether or not it originates as a result of activities occurring prior to SMTC occupancy, then the burden of proof shall be on the Landlord to prove the environmental problem originated from SMTC's activities.

19.07  Option to Renew
       ---------------

        The Tenant shall have one option to renew the Lease in accordance with the provisions of Schedule "C" hereto.

19.08  Option to Purchase
       ------------------

        The Tenant shall have the Option to Purchase the Premises in accordance with the provisions of Schedule "D".

19.09  Time of the Essence
       -------------------

        Time is of the essence of this Lease and all parts hereof.

19.10  Applicable Law
       --------------

        This Lease shall be governed by and interpreted in accordance with the laws of the Province of Ontario. The parties agree that the Courts of Ontario shall have (unreadable text from bottom of page on MASTER) expressly provided to the contrary herein, and the parties hereby attorn to the jurisdiction of the Courts of Ontario.

19.11  Severability
       ------------

        If any provision of this Lease or any portion thereof or the application of any of the same is illegal, unenforceable or invalid, it shall be considered separate and severable from this Lease and all of the remaining provisions hereof shall remain in full force and effect as though any such provision of this Lease or any portion thereof had not been included in this Lease but such provision of this Lease or portion hereof shall nonetheless continue to be enforceable to the full extent permitted by law.

        Neither party is obliged to enforce this Lease to the extent that by so doing they would be contravening any applicable laws.

19.12  Section Numbers and Headings
       ----------------------------

        The table of contents of this Lease and all section numbers and all headings are inserted as a matter of convenience only and shall in no way limit or affect the interpretation of this Lease.

19.13  Interpretation
       --------------

        Whenever a word importing singular or plural is used in this Lease such word shall include the plural and singular respectively. Where any party is comprised of more than one entity, the obligations of each of such entities shall be joint and several. Words importing either gender or firms or corporations shall include persons of the other gender and firms or corporations as applicable. Subject to the express provisions contained in this Lease, words such as "hereof", "herein", "hereby", "hereinafter", and "hereunder" and all similar words or expressions shall refer to this Lease as a whole and not to any particular section, or portion thereof being less than the whole, unless the context otherwise requires.

19.14  Successors
       ----------

        This Lease and all portions hereof shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, assigns and other legal representatives excepting only that this Lease shall not enure to the benefit of any of such parties unless and only to the extent expressly permitted pursuant to the provisions of this Lease.

        IN WITNESS WHEREOF this Lease has been executed by the parties hereto under their respective corporate seals and under the hands of their duly authorized officers in that behalf, as of the day and year first written above.

SIGNED, SEALED AND DELIVERED          WARDEN McPHERSON DEVELOPMENTS LTD.
in the presence of

                                      Per: /s/ Robert Green
                                           -------------------------------

                                           /s/ Oscar Zvretsky
                                           -------------------------------

                                      THE SURFACE MOUNT TECHNOLOGY CENTRE
                                          INC.



                                      Per: /s/ Paul Walker
                                           -------------------------------

                                 SCHEDULE "A"

     Legal Description of Premises:

          Parcel 17-1, Section M-1807,

          Lot 17, Plan M-1807,

          Town of Markham, Regional Municipality of York,

          Land Titles Division of York Region (No. 65)

                                 SCHEDULE "B"
                                 ------------

SKETCH OF OFFICE AND WAREHOUSE LAYOUT FOR THE PREMISES

                                 SCHEDULE "C"
                                 ------------

                                OPTION TO RENEW
                                ---------------

     The Tenant, if not then in default under this Lease either in payment of rent or observance of the material covenants, shall have the right to renew this Lease from its Expiry Date for a further term of FIVE (5) years provided that Tenant has notified Landlord in writing of its intention to exercise its option to renew not less than NINE (9) months prior to the expiration of the Term. In the event of failure to give written notice within the time or in the manner prescribed, this option shall be null and void. In the event that the exercise of this option shall be duly and properly completed by Tenant, then all of the terms of this Lease shall apply during the renewal term except:

          (a) there shall be no further right of renewal unless agreed upon in writing at the time of renewal, if any, of this Lease; and

          (b) Basic Rent shall be at the rate of SIX DOLLARS AND FIFTY CENTS ($6.50) per Square Foot for the entire Building and Premises.

                                 SCHEDULE "D"
                                 ------------

                              OPTION TO PURCHASE
                              ------------------

Provided the Tenant is not in default under the Lease, either in the payment of Rent or the observance of material covenants contained in the Lease, then the Tenant shall have the option to purchase the land and building known municipally as 625-635 Hood Road, Markham, Ontario, (being Lots 17 and 18, Plan M-1807, Town of Markham) and all improvements thereon, at any time during the Term, by delivering to the Landlord written notice of the exercise of such right. The Purchase Price for the lands and premises herein pursuant to this Option Agreement, shall be equivalent to the estimated market value for similar buildings in the area as of the date of that notice of exercise of the option is given as agreed upon between the Landlord and the Tenant. In the event that the Option to Purchase is exercised, the Tenant shall agree to accept any existing tenancies in the Premises or any part thereof.

Provided that if the Landlord and the Tenant fail to agree upon the market value of the lands and premises within Two (2) months of the Tenant's exercise of the option to purchase, then same shall be established as set out below.

     Either the Landlord or the Tenant (the "Requesting party") shall be entitled to notify the other party hereto (the "Receiving Party") of the name of an expert for the purpose of determining the market value. Within Fifteen (15) days after such notice from the Requesting Party, the Receiving Party shall notify the Requesting Party either approving the expert proposed by the Requesting Party or naming another expert for the purposes of determining the market value. Should the Receiving Party fail to give notice to the Requesting Party within the said Fifteen (15) day period, the expert named in the notice given by the Requesting Party shall perform the expert's functions hereinafter set forth. If the Landlord and Tenant are unable to agree upon the selection of the expert within Fifteen
     (15) days after such notice from the Receiving Party to the Requesting Party, then either party shall be entitled to apply to a court to appoint an expert in the same manner as an arbitrator may be appointed by a court under the Arbitrations Act of Ontario.

     The expert appointed by either the Landlord and/or the Tenant or by a Court, shall be qualified by education, experience and training to value commercial real estate for rental and sale purposes in the Province of Ontario and shall have been ordinarily engaged in the valuation of real property in the Town of Markham and Greater Toronto area for at least the immediately preceding ten years. Within Sixty (60) days after being appointed the expert shall make a determination of the market value based upon the considerations set out above. The cost of such determination shall be shared equally by the parties. The determination of the expert of market value shall be conclusive and binding upon the Landlord and Tenant and not subject to appeal.

                                 SCHEDULE "E"
                                 ------------

                                LANDLORD'S WORK
                                ---------------

1) Landlord's Work - 635 Hood Road

The Landlord shall renovate the Premises, at its expense and in a good and workmanlike manner (and to a standard of that of the Tenant's existing premises at 635 Hood Road) to provide for the following:

Office Area

(a) install wall-to-wall carpeting in the Tenant's choice of colours from the Landlord's samples (including baseboard, carpet);

(b) relocation/removal/addition of walls in a layout to be agreed upon between the Landlord and the Tenant within five (5) business days;

(c) perform modification/relocation/addition of electrical outlets, as requested by Tenant;

(d) repair and replace ceiling tiles and/or components of the T-bar mounting; including T-bar ceilings, 2'x4' fluorescent light fixtures;

(e) paint all walls in two coats of paint in the Tenant's choice of colours from the landlord's samples.

(f) side lights in all private office as those at 635 Hood Road (4' x 6');

(g) washrooms to be cleaned, painted and renovated to the washroom standards at 635 Hood Road;

(h) construct a new lunchroom approximately 20' x 30' (exact size to be determined by Tenant and Landlord) including HVAC, dropped T-bar ceiling, 2' x 4' fluorescent light fixtures and vinyl tile flooring.

double stainless steel sink, upper and lower cupboards (8' x 10'), duplex outlets for fridge and microwaves.

(i) install new warehouse male and female washrooms, including sinks, vanity, mirrors, paper towel dispensers - urinals, toilets, stalls and proper exhaust system. All hardware to be similar or equal to 635 Hood Road.

75-100 employees:   70% female \ 30% male

Warehouse Area

(j) all floors and walls to be professionally cleaned to ensure removal of all chemical and oil residues.

2) Landlord's Work - 625 - 635 Hood Road

Roof

The Landlord shall at its expense strip and replace the complete roofing structure at 625 - 635 Hood Road other than that area of the roof consisting of approximately 9,500 square feet which has already been replaced. This work shall be completed by October 15, 1998 or such other date as agreed upon by the Landlord and the Tenant.

Parking Lot

The Landlord shall at its expense resurface (asphalt), repair and reline the entire parking area by October 15, 1998 or such other date as agreed upon by the Landlord and the Tenant.

3) Warranty

The Landlord warrants and represents that all existing electrical, lighting, mechanical, plumbing, heating and air conditioning systems\the sprinkler system, and all other fixtures will be in good working order as at the Commencement date and agrees to take any remedial action required to ensure the accuracy of such warranties and representations. The Landlord to provide the Tenant with confirming inspection reports.

                                 SCHEDULE "F"
                                 ------------

                                OFFER TO LEASE
                                --------------



To:   Warden - McPherson Developments Ltd. (the " Landlord ")

From: The Surface Mount Technology Centre Inc. (the "Tenant ")

Re: Offer to Lease of that part of the Building\Lands known municipally as 625 Hood Road, Town of Markham

The Surface Mount Technology Centre Inc., as Tenant hereby offers to lease through Royal LePage Commercial Inc., Broker, the above space on the following terms and conditions:

Premises

The leased premises consist of that portion of the building known municipally as 625 Hood Road, Markham, Ontario containing approximately 28,194 square feet of gross rentable area shown on the plan attached hereto as schedule "l" ( the" Premises"). The exact measurement and boundaries of the Premises shall be governed by BOMA standards. All Rent dependent upon the gross rentable area of the Premises may be retroactively adjusted upon measurement of the Premises.

Term

The term of the Lease (the "Term") shall be for a period of five years and six months commencing, subject to the provisions of this Offer to Lease, on November 1, 1998 and expiring on April 30, 2004.

Basic Rent

The annual basic rent during the Term of the lease shall be the sum of $183,261.00 plus G.S.T. based on an annual rate of $6.50 per square foot of gross rentable area of the Premises.

The annual basic Rent shall be payable in equal monthly installments in advance on the first day of the Term and thereafter on the first day of each month in the Term.

Additional Rent

The Tenant agrees to pay to the Landlord each year as additional rent in monthly installments in advance on the first day of each month consisting of the Tenant's proportionate share of :

          (a) operating costs, including but not limited to heat, hydro, maintenance\repairs, insurance and an annual management fee of $5,000;

          (b) realty taxes;

The Landlord's 1998 estimate for operating costs and realty taxes is $2.10 per square foot of gross rentable area.

Free Rent Fixturing Period

The Tenant shall not be required to pay any basic or additional rent during the first month of the Term.

Conditions

This Offer to Lease shall be conditional upon the satisfaction of the following conditions within a period of five (5) business days from the date of acceptance:

(a) approval of this Offer to Lease by the Tenant's board of directors;

(b) the Tenant and the existing tenant of the Premises, Safety-Kleen Canada Inc. executing a "moving compensation package";

(c) the Tenant and the Landlord agreeing:

          (i) to the amendment of the existing offer to lease for that portion of the building known municipally as 635 Hood Road, Markham which is presently being leased by the Tenant from the Landlord to, inter alia, extend the term of the existing offer to lease to April 30, 2004. [such amendment to be null and void in the event the conditions herein are not satisfied);

          (ii) in writing to an acceptable office, plant and warehouse layout and finishings for the Premises.

Tenant's Work

The Tenant will be permitted at its expense to :

    (i) cut into the floors of the Premises to provide for drainage for its equipment
    (ii)  cut into the ceiling\roof of the Premises for venting purposes
    (iii) remove the existing wall between the Premises and 625 Hood Road and/or create an opening to allow free and clear access between both units. Relocation/ removal/addition of walls in a layout shall be agreed upon between the Landlord and the Tenant within five (5) business days of the date of acceptance of this offer to lease.
     (iv) install HVAC, lighting and vinyl floor tiling in the warehouse area of the Premises.

Provided that such work shall not be commenced prior to the issuance by the Landlord of its written approval of all plans therefor, which approval shall not be unreasonably withheld.

All work shall be completed by the Tenant in a good and workmanlike manner and in accordance with all municipal legislation and regulations imposed by all authorities having jurisdiction. The Landlord shall have the right to approve the Tenant's contractors. Such approval shall not be unreasonably withheld and the decision in connection therewith shall be made promptly.

Landlord's Work

The Landlord shall complete, at its expense, the work described in schedule "A" hereto.

Delay By Landlord

In the event the Landlord's Work is not completed by the later of November 1, 1998 or thirty days following the vacating of the Premises by the existing tenant, Safety - Kleen Canada Inc., through no fault of the Tenant, then the commencement date of the lease term shall be extended to the date that the Landlord's Work is in fact completed (the "Commencement Date") and all dates contained herein including the one month rent free period shall be adjusted accordingly.

Signage

The Tenant shall be permitted to erect, at its own expense, in accordance with all municipal legislation and regulations imposed by all authorities having jurisdiction, and subject to the Landlord's prior written approval, such signs as are required to properly identify the building and to direct visitors, employees and shipping/receiving activities.

Options To Renew \ Purchase

The Tenant if not then in default under the lease, either in payment of rent or observance of the material covenants :

          (1) shall have the option to extend the Term of the lease for a further term of five (5) years upon giving the Landlord at least nine (9) months' written notice of the exercise of such right. The extension term shall be for a period of five (5) years under the same terms and conditions as are set out herein and in the lease (including the basic rent rate of $6.50 per square foot) except for (i) any further right of extension (ii) the area of the Premises shall include the existing space in the building [ known municipally as 635 Hood Road ] presently being leased by the Tenant from the Landlord .

          (2) shall have the option to purchase the land and building known municipally as 625 and 635 Hood Road [being Lots 17 and 18, plan M 1807], Markham and all improvements thereon at any time during the Term by delivering to the Landlord written notice of the exercise of such right. The purchase price shall be equivalent to the estimated market value for similar buildings in the area as at the date that notice of exercise of the option is given as agreed upon between the Landlord and Tenant. In the event that the option to purchase is exercised, the Tenant shall accept any then existing tenancies in the Premises or part thereof.

Provided that if the Landlord and Tenant fail to agree upon the market value within two months of the Tenant's exercise of the option to purchase then same shall be established as set out below.

     Either the Landlord or the Tenant (the "Requesting Party") shall be entitled to notify the other party hereto (the "Receiving Party") of the name of an expert for the purposed of determining the market value. Within fifteen (15) days after such notice from the Requesting Party, the Receiving Party shall notify the Requesting party either approving the expert proposed by the Requesting Party or naming another expert for the purposes of determining the market value. Should the Receiving Party fail to give notice to the Requesting Party within the said fifteen (15) day period, the expert named in the notice given by the Requesting Party shall perform the expert's functions hereinafter set forth. If the Landlord and Tenant are unable to agree upon the selection of the expert within fifteen
     (15) days after such notice from the Receiving Party to the Requesting Party, then either party shall be entitled to apply to a court to appoint an expert in the same manner as an arbitrator may be appointed by a court under the Arbitrations Act of Ontario.

     The expert appointed by either the Landlord and /or the Tenant or by a court, shall be qualified by education, experience and training to value commercial real estate for rental and sale purposes in the Province of Ontario and shall have been ordinarily engaged in the valuation of real property in the Town of Markham and Greater Toronto area for at least the immediately preceding ten years. Within sixty (60) days after being appointed the expert shall make a determination of the market value based upon the considerations set out above. The cost of such determination shall be shared equally by the parties. The determination of the expert of market value shall be conclusive and binding upon the Landlord and Tenant and not subject to appeal.

Parking

The Tenant shall have full and exclusive use of the building's parking lot.

Deposit

A deposit of $30,543.50 shall be submitted to the Landlord's agent upon the satisfaction of the conditions described above and applied on account of the basic rent for the first two months following expiry of the one month rent free period.

Assignment

The Tenant shall have the right to assign or sublet the whole or any part of the Premises subject to the approval of the Landlord which approval shall not be unreasonably withheld. In the event that the Tenant assigns all of its interest in the Premises then it shall remain liable to the Landlord for the observance and performance of all covenants herein including the covenant to pay rent during the initial Term but not thereafter.

Lease

The Lease shall be prepared by the Landlord in accordance with the terms and conditions of this Offer to Lease and shall contain such other terms and conditions as are agreed upon by the Landlord and the Tenant. A copy of this Offer to Lease shall be annexed as a schedule to the Lease.

Use

The Tenant may use the Premises for light electronic manufacturing, warehousing, offices together with such other uses as are permitted by the applicable building bylaws of the Town of Markham and the Landlord, such permission not to be unreasonably withheld.

Insurance

The Tenant shall provide the Landlord with certificates of insurance evidencing that the Tenant has taken out in the names of the Tenant, the Landlord and any Mortgagee, insurance covering the Premises and their contents and leasehold improvements, comprehensive general liability insurance and any other form of insurance as more fully set out in the Lease all in accordance with and as required under the Lease. Each party, save and except as provided herein, shall be responsible for injury or loss directly attributable to its own negligence or those for whom it is at law responsible and all insurance policies required pursuant hereto shall provide for a waiver of subrogation in favour of the Landlord or the Tenant as the case may be.

Brokerage Commission \ Agency Disclosure

The Tenant represents and warrants to the Landlord that no broker, agent or other intermediary other than Royal LePage Commercial Inc. has negotiated or has been instrumental in the negotiating and \ or consummating of this Offer to Lease.

The Landlord and Tenant acknowledge and agree that Royal LePage Commercial Inc. is acting on behalf of the Landlord and is to be compensated solely by the Landlord upon successful completion of this transaction.

Repair By Landlord

The Landlord shall be responsible at its expense:

          (i) to keep in a good and reasonable state of repair the structural elements of the Building and the Premises including all footings, the foundation, floor, load-bearing walls, supporting columns, and roof.

The Landlord shall undertake any such repairs promptly upon receipt of notice from the Tenant in accordance with the provisions of the Lease to be entered into for the Premises. Provided that the Tenant shall be responsible for any damage caused by it to the structural elements of the Building and the Premises unless such damage is covered by insurance that the Landlord is required by the Lease to provide.

Repair By Tenant

The Tenant shall be responsible to maintain the Premises in the same condition as at the commencement of the lease Term save and except for:

          (i) reasonable wear and tear

          (ii) all repairs and replacements to the structural components of the building and the Premises or those resulting from any inadequacy of design and construction of the building all of which shall be the responsibility of the Landlord at its sole expense as above provided; and
          (iii) damage by fire, including water and smoke damage and other casualties in respect of which the Landlord is required by the Lease to insure.

Provided that the Tenant shall only be required to pay the amortized value [ based upon their expected life expectancy ] of the cost of those repairs and replacements which are its responsibility hereunder and which are properly characterized as " capital" in nature in accordance with generally accepted accounting principles .

Provided however that subject to subparagraph (i) above, the Tenant shall restore to preoccupancy condition at the termination of the Term:

          (i) any computer room environment or built-in vault
          (ii) any holes in the ceilings, roof or floors created by the Tenant.

The Tenant shall not be required at the termination of the Term to replace previously existing walls or make good any openings made in existing walls as part of the Tenant's work described above.

The Tenant shall have the right to make alterations and installations, from time to time during the Term or any renewal thereof, provided it has the prior written consent of the Landlord, which shall not to be unreasonably withheld.

The Tenant may remove its equipment and fixtures at the termination of the Lease provided any damage caused by such removal shall be repaired by the Tenant. The Tenant shall leave the Premises in vacant, broom-swept condition at the conclusion of the Term.

Environmental

The Landlord warrants and represents that as at the Commencement Date, the Premises and the lands upon which the building is situate:

          (i) shall be free of environmental contamination of any kind

          (ii) shall comply with all applicable environmental laws, rules, policies and guidelines

The Landlord shall indemnify and hold harmless the Tenant from all costs, claims, demands, suits, actions and damages (including loss of profit) and expenses to which the Tenant may be put or may suffer arising directly or indirectly incurred from (a) any misrepresentation by or on the part of the Landlord (b) any warranty or representation on the part of the Landlord being untrue (c) any failure by the Landlord to perform any of its covenants relating to environmental matters.

These environmental warranties, representations, covenants and indemnity are intended to remain in full force and effect and shall not merge in any subsequent document nor cease to have effect in the event of the sale of the building.

The Landlord also agrees to supply the Tenant with a Phase II environmental report within two weeks of its acceptance of this Offer to Lease. The provision of such report shall not effect the above recited environmental warranties and representations and landlord's indemnity. In the event that the Landlord does not so provide the Phase 11 environmental report then it is agreed and understood that in the event an environmental problem develops or becomes known in the future in respect of which there is an issue as to whether or not it originates as a result of activities occurring prior to SMTC occupancy, then the burden of proof shall be on the Landlord to prove the environmental problem originated from SMTC's activities.

Notices

Any notice required or permitted to be given hereunder shall be in writing and shall be effectively given if:

          (i) delivered personally,
          (ii) sent by prepaid courier services or
          (iii) sent prepaid by telecopier, or other similar means of electronic communication (confirmed on the same or the following day by prepaid mail) addressed, in the case of the Tenant as follows:

          The Surface Mount Technology Centre Inc.
          635 Hood Road
          Markham, ON
          L3R 4N6

          Attention: Paul Walker

          Facsimile 905 479 1877

          and in the case of notice to the Landlord as follows:

          Warden McPherson Developments Ltd.
          c\ o Z & N Construction Management Limited
          8 - 25 Valleywood Drive
          Markham, ON

          L3R 5L9

          Attention: Sal Nasello

          Facsimile 905 470 0598

Any notice so given shall be deemed conclusively to have been given and received when so personally delivered or sent by telecopy or other electronic communication or on the second day following the sending thereof by private courier. Any party hereto may change any particulars of its address for notice by notice to the others in the manner aforesaid.

No Representation

There are no covenants, representations, agreements, warranties or conditions relating to the Premises whether express or implied, collateral or otherwise, except those as set forth herein.

Time of the Essence \ Act Reasonably \ Registration of Notice

Time is of the essence of this offer to lease and the Lease.

The Landlord and the Tenant agree to act in a commercially reasonable manner in their dealings with each other.

The Landlord agrees to consent to the Tenant registering in the Land Registry Office at Newmarket notice of this offer to lease or executed lease agreement.

Acceptance Period

This Offer to Lease is open for the Landlord's acceptance until 5:00 pm September 3, 1998, after which time, if not accepted, this Offer shall be null and void and of no further force of effect.

The foregoing agreement is hereby agreed to by the Tenant.

Dated at the Town of Markham this 2nd day of September , 1998.

                              Tenant:

                              THE SURFACE MOUNT TECHNOLOGY
                              CENTRE INC.


                              By: /s/ Paul Walker
                                 ________________________________
                              Name: Paul Walker
                              Title: President


The Landlord hereby accepts the offer to lease.

Dated at the Town of Markham this 3 day of September , 1998.

                              Landlord

                              WARDEN-McPHERSON DEVELOPMENTS LTD.

                              By: /s/ Oscar Zvretsky
                                 _________________________________
                              Name:  Oscar Zvretsky
                              Title: President

                              By: /s/ Robert Green
                                 _________________________________
                              Name:  Robert Green
                              Title:  Treasurer

               SCHEDULE, A TO LEASE OFFER DATED SEPTEMBER 2,1998

1) Landlord's Work - 625 Hood Road

The Landlord shall renovate the Premises, at its expense and in a good and workmanlike manner (and to a standard of that of the Tenant's existing premises at 635 Hood Road) to provide for the following:

Office Area

(a) install wall-to-wall carpeting in the Tenant's choice of colours from the Landlord's samples (including baseboard, carpet);

(b) relocation/removal/addition of walls in a layout to be agreed upon between the Landlord and the Tenant within five (5) business days;

(c) perform modification/relocation/addition of electrical outlets, as requested by Tenant;

(d) repair and replace ceiling tiles and/or components of the T-bar mounting; including T-bar ceilings, 2'x4' fluorescent light fixtures;

(e) paint all walls in two coats of paint in the Tenant's choice of colours from the landlord's samples.

(f) side lights in all private office as those at 635 Hood Road (4'x 6');

(g) washrooms to be cleaned, painted and renovated to the washroom standards at 635 Hood Road;

(h) construct a new lunchroom approximately 20'x 30' (exact size to be determined by Tenant and Landlord) including HVAC, dropped T-bar ceiling, 2'x 4' fluorescent light fixtures and vinyl tile flooring, double stainless steel sink, upper and lower cupboards (8'x 10'), duplex outlets for fridge and microwaves.

(i) install new warehouse male and female washrooms, including sinks, vanity, mirrors, paper towel dispensers - urinals, toilets, stalls and proper exhaust system. All hardware to be similar or equal to 635 Hood Road.

75-100 employees:   70% female \ 30% male

Warehouse Area

(j) all floors and walls to be professionally cleaned to ensure removal of all chemical and oil residues.

2) Landlord's Work - 625 - 635 Hood Road

Roof

The Landlord shall at its expense strip and replace the complete roofing structure at 625 - 635 Hood Road other than that area of the roof consisting of approximately 9,500 square feet which has already been replaced. This work shall be completed by October 15, 1998 or such other date as agreed upon by the Landlord and the Tenant.

Parking Lot

The Landlord shall at its expense resurface (asphalt), repair and reline the entire parking area by October 15, 1998 or such other date as agreed upon by the Landlord and the Tenant.

3) Warranty

The Landlord warrants and represents that all existing electrical, lighting, mechanical, plumbing, heating and air conditioning systems\the sprinkler system and all other fixtures will be in good working order as at the Commencement date and agrees to take any remedial action required to ensure the accuracy of such warranties and representations. The Landlord to provide the Tenant with confirming inspection reports.

Provided that both the Landlord and the Tenant agree to use their best efforts to make all necessary selections and give all necessary approvals so as to not delay each others' work as described in this Schedule "A" . In the event the Landlord completes its work prior to November 1, 1998, then the Commencement Date may be accelerated if the Tenant agrees.

                      FOR USE IN THE PROVINCE OF ONTARIO
                            AMENDMENT TO AGREEMENT

TYPE OF AGREEMENT    Offer to Lease                    DATED April 20, 1992
                  -----------------------------------
SUBJECT PROPERTY  635 Hood Road, Markham, Ontario
                 -----------------------------------
BETWEEN PURCHASER(S)/LESSEE(S)  The Surface Mount Technology Centre, Inc.
                              -------------------------------------------------
 VENDORS/LESSOR(S) Warden McPherson Developments, Ltd.
                  ------------------------------------------

It is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement, and except for such changes noted below all other terms and conditions in the Agreement shall remain in full force and effect:

DELETE:

     TERM
     ----
     The Lease Term shall be for a period of ten (10) years and six (6) months commencing November 1, 1992 (Commencement Date) and terminating April 30,
     2003 (Expiry Date)

     RENTAL RATE
     -----------
     Throughout the Term of the Lease, the net annual rental amount (Basic Rent)
     shall be calculated on the basis of:

     Years 1-5:     Five Dollars ($5.00) per square foot of Gross Rentable Area per annum, from November 1, 1992 to October 31, 1997;

     Years 6 -10.5: Six Dollars and Twenty-Five Cents ($6.25) per square foot of
                    Gross Rentable Area per annum, from November 1, 1997 to
                    April 30, 2003.

The foregoing Basic Rent shall be payable in equal monthly instalments, in advance, on the first day of each and every month of the Lease Term.

INSERT:
     TERM
     ----
     The Lease Term shall be for a period of eleven (11) years and six (6)
     months commencing November 1, 1992 (Commencement Date) and terminating
     April 30, 2004 (Expiry Date)

     RENTAL RATE
     -----------

     Throughout the Term of the Lease, the net annual rental amount (Basic Rent) shall be calculated on the basis of:

     Years 1-5:     Five Dollars ($5.00) per square foot of Gross Rentable Area per annum, from November 1, 1992 to October 31, 1997;

     Years 6 - 11:  Six Dollars and Twenty-Five Cents ($6.25) per square foot of
                    Gross Rentable Area per annum, from November 1, 1997 to
                    April 30, 2004.

     The foregoing Basic Rent shall be payable in equal monthly instalments, in advance, on the first day of each and every month of the Lease Term.


DATED at  Markham               this 2nd day of September 1998
          -------                    ---        --------- ----
SIGNED, SEALED AND DELIVERED    IN WITNESS whereof I have hereunto set my hand and seal:

in the presence of                        THE SURFACE MOUNT TECHNOLOGY CENTRE INC.

_______________________                 ____________________________(Affix Seal)   _______________  ______
(Witness)                               (Purchaser/Lessee)                         (Date)


/s/ [signature appears here]            per: /s/ Paul Walker             (Affix Seal)  9/2/98
____________________________                _____________________________            _______________

_____(Witness)                          (Purchaser/Lessee)                         (Date)


DATED at  Markham                       ______this_______  day of September_____ 19   98
        __________
in the presence of               IN WITNESS whereof I have hereunto set my hand and seal
                                    WARDEN McPHERSON DEVELOPMENTS LTD

__________________________              ____________________________________  (Affix Seal)________________
(Witness)                               (Vendor/Lessor)                                       (Date)

                                       per:   /s/ Robert Green               (Affix Seal)
__________________________                   _______________________________              ________________
(Witness)                                     (Vendor/Lessor)                                 (Date)

                                ACKNOWLEDGMENT

I/WE acknowledge receipt of a signed copy of this      I/WE acknowledge receipt of a signed copy of this
accepted Amendment to Agreement and authorize          accepted Amendment to Agreement and authorize
a copy to be forwarded to my/our solicitor.            a copy to be forwarded to my/our solicitor.

_____________________________________    _______________________________________
(Vendor/Lessor)     (Date)                (Purchaser/Lessee)      Date


_____________________________________    _______________________________________
(Vendor/Lessor)     (Date)                (Purchaser/Lessee)      Date


_____________________________________    _______________________________________
(Vendor/Lessor's Address)                 (Purchaser's/Lessee's Address)


_____________________________________    _______________________________________
                    (Phone #)                               (Phone #)


_____________________________________    _______________________________________
(Vendor/Lessor's Solicitor)               (Purchaser's/Lessee's Solicitor)